PROSPECTUS

MAY 1, 2007

College Retirement Equities Fund (CREF)

Individual, Group and Tax-Deferred Variable Annuities

This prospectus describes the individual, group and tax-deferred variable annuities CREF offers. It contains information you should know before purchasing a CREF variable annuity and selecting your investment options. Please read it carefully before investing and keep it for future reference.

Investment in a CREF variable annuity is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk.

CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, other educational and research organizations and other governmental and non-profit institutions. Our main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts:

•	Stock	•	Bond Market
•	Global Equities	•	Inflation-Linked Bond
•	Growth	•	Social Choice
•	Equity Index	•	Money Market

You or your employer can purchase a CREF variable annuity certificate or contract (which together we will refer to as a “contract”) in connection with certain types of retirement plans. CREF offers the following contracts:

•	RA (Retirement Annuity)	•	GA (Group Annuity) and Institutionally
•	GRA (Group Retirement Annuity)		Owned GSRAs
•	SRA (Supplemental Retirement Annuity)	•	Classic and Roth IRA (Individual Retirement Annuity)
•	GSRA (Group Supplemental Retirement Annuity)		including SEP IRAs (Simplified Employee Pension Plans)
•	Retirement Choice and Retirement Choice	•	Keogh
	Plus Annuity	•	ATRAs (After Tax Retirement Annuities)

Note that state regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

More information about CREF is in our Statement of Additional Information (“SAI”) dated May 1, 2007, which is incorporated by reference into this prospectus. It, along with CREF’s annual and semi-annual reports, are on file with the Securities and Exchange Commission (“SEC”). For a free copy of any of these documents, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: Central Services, call us at 877 518-9161 or visit our website at www.tiaa-cref.org. The SAI’s table of contents is on the last page of this prospectus. The SEC’s Website (http://www.sec.gov) contains this prospectus, SAI, annual and semi-annual reports, material incorporated by reference and other information about CREF.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The CREF accounts are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus outlines the terms under which the CREF accounts are offered. The accounts are offered only in those jurisdictions where it is legal to do so. No one is permitted to make any representation to you or give you any information that is not in the prospectus. If anyone attempts to do so, you should not rely on it.

ABOUT CREF

          Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is at 730 Third Avenue, New York, NY 10017-3206. There are also local offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C., as well as service centers in New York, Denver and Charlotte. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA was founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and offers traditional annuities. TIAA also offers variable annuities, including a separate account that invests in real estate (the “Real Estate Account”).

          Together, CREF and TIAA form the principal retirement system for the nation’s education and research communities, which is one of the largest retirement systems in the world based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2006, CREF’s net assets were approximately $183.7 billion and the combined net assets for CREF and TIAA totaled approximately $382.2 billion.

SPECIAL TERMS

          We have defined certain terms so that you will have a clearer understanding of this prospectus and your investment.

Account Any of CREF’s investment funds. Each Account is a separate portfolio with its own investment objective.

Accumulation The total value of your accumulation units.

Accumulation Unit A share of participation in a CREF Account for someone in the accumulation period. Each Account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each Account has a separate annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

College Retirement Equities Fund  Prospectus  |  1

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your CREF retirement income.

Participant Any person who owns a CREF contract. Sometimes an employer can be a participant.

Valuation Day Any business day, plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of CREF are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

          For purposes of this prospectus, the term “we” refers to CREF and its affiliates, officers and employees that provide services for CREF, as well as TIAA and its affiliates, to the extent they provide services for CREF.

ABOUT EXPENSES

          CREF deducts expenses from the net assets of each Account each valuation day for investment management, administration and distribution services. TIAA or subsidiaries of TIAA perform these services for CREF “at cost.” Investment management expenses cover portfolio advice, management and accounting, as well as custodial services. Administrative expenses include administration and operations. These administrative charges also include certain costs associated with providing recordkeeping and other services to participants in retirement plans utilizing other pension products provided by TIAA or its affiliates in addition to CREF. A portion of these administrative expenses are allocated back to CREF in accordance with the allocation procedures of the TIAA affiliate providing administrative services to CREF. CREF has also adopted a plan authorizing payment of 12b-1, or distribution fees. These fees are for informing you about the contracts and how you can invest, and for helping employers implement and manage retirement plans and for certain other purposes. CREF also deducts a mortality and expense risk charge to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF contract.

          After the end of every quarter, CREF reconciles the expenses we deducted with the expenses each Account actually incurred. If there is a difference, we add it or deduct it from the Account in equal daily installments over the remaining days in the quarter. Since our at-cost deductions are based on projections of overall expenses and the assets of each CREF Account, the size of any adjusting payments will be directly affected by how different our projections are from an Account’s actual assets or expenses. While our projections of an Account’s asset

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size (and resulting expense charges) are based on our best estimates, the size of an Account’s assets can be affected by a number of factors, including premium growth, participant transfers into or out of an Account and market performance affecting the value of an Account’s portfolio holdings. In addition, our operating expenses can fluctuate based on a number of factors including participant transaction volume, operational efficiency, and technological, personnel and other infrastructure costs. Historically, the adjusting payments have resulted in both upward and downward adjustments to CREF’s expense deductions for the following quarter.

          We revise our expense rates from time to time to keep deductions as close as possible to actual expenses. Expense rate changes require approval of the CREF Board of Trustees. The annual distribution expense charge will not be more than 0.25% of an Account’s average daily net assets.

          CREF makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services, pursuant to its 12b-1 plan. Services also may make cash payments to certain third-party broker-dealers and others, such as third-party administrators of employer plans, who may provide CREF access to their distribution platforms, as well as transaction processing or administrative services.

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ANNUAL EXPENSE DEDUCTIONS

          The following table shows the direct and indirect expense deductions for each of the CREF Accounts, and is intended to assist you in understanding the costs you will bear directly or indirectly if you buy and hold interests in the Accounts.

		Global		Equity	Bond	Inflation-Linked	Social	Money
	Stock	Equities	Growth	Index	Market	Bond	Choice	Market

Participant Transaction Expenses
Deductions from Premiums (as a percentage of premiums)	None	None	None	None	None	None	None	None

Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)
Transfers Between CREF Accounts	None	None	None	None	None	None	None	None
Transfers to TIAA	None	None	None	None	None	None	None	None
Transfers to Other Companies	None	None	None	None	None	None	None	None
Cash Withdrawals	None	None	None	None	None	None	None	None

Estimated Annual Expense Deductions from Net Assets (as a percentage of average net assets)
Investment Advisory Expenses	0.120%	0.160%	0.140%	0.070%	0.110%	0.110%	0.080%	0.060%
Administrative Expenses	0.255%	0.255%	0.255%	0.255%	0.255%	0.255%	0.255%	0.255%
Distribution Expenses (12b-1)	0.080%	0.080%	0.080%	0.080%	0.080%	0.080%	0.080%	0.080%
Mortality and Expense Risk Charges	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%
Acquired Fund Fees and Expenses#	0.010%	0.020%	0.000%	0.000%	0.000%	0.000%	0.010%	0.000%

Total Annual Expense Deductions	0.470%	0.520%	0.480%	0.410%	0.450%	0.450%	0.430%	0.400%

#

“Acquired Fund Fees and Expenses” are the Accounts’ proportionate amount of the expenses of other investment vehicles in which they invest. These expenses are not paid directly by participants. Instead, participants bear these expenses indirectly because they reduce the performance of the investment vehicles in which the Accounts invest.

The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each CREF Account over several periods. The table assumes a 5% annual return on assets. Remember that these figures do not represent actual expenses or investment performance, which may differ.

		Global		Equity	Bond	Inflation-Linked	Social	Money
	Stock	Equities	Growth	Index	Market	Bond	Choice	Market

1 Year	$5	$5	$5	$4	$5	$5	$4	$4
3 Years	$15	$16	$15	$13	$14	$14	$13	$13
5 Years	$26	$28	$27	$23	$25	$25	$24	$22
10 Years	$58	$63	$60	$52	$57	$57	$53	$51

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CONDENSED FINANCIAL INFORMATION

          Below you will find condensed, audited financial information for the CREF Accounts for each of the periods indicated.

STOCK ACCOUNT

For the Years Ended December 31,	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

PER ACCUMULATION UNIT DATA:*
Investment income	$4.329	$3.819	$3.564	$2.796	$2.476	$2.432	$2.472	$2.567	$2.381	$2.317
Expenses	1.095	0.901	0.717	0.746	0.638	0.693	0.626	0.607	0.521	0.387

Investment income-net	3.234	2.918	2.847	2.050	1.838	1.739 #	1.846	1.960	1.860	1.930
Net realized and unrealized gain (loss) on total investments	32.372	11.478	19.297	39.127	(35.535)	(27.951)#	(19.231)	34.478	29.795	26.864

Net increase (decrease) in Accumulation Unit Value	35.606	14.396	22.144	41.177	(33.697)	(26.212)	(17.385)	36.438	31.655	28.794
Accumulation Unit Value:
Beginning of year	206.533	192.137	169.993	128.816	162.513	188.725	206.110	169.672	138.017	109.223

End of year	$242.139	$206.533	$192.137	$169.993	$128.816	$162.513	$188.725	$206.110	$169.672	$138.017

Total Return*	17.24%	7.49%	13.03%	31.97%	(20.73)%	(13.89)%	(8.43)%	21.48%	22.94%	26.36%
Ratios to Average Net Assets:
Expenses	0.49%	0.46%	0.41%	0.52%	0.44%	0.41%	0.31%	0.33%	0.34%	0.31%
Investment income-net	1.44%	1.49%	1.63%	1.43%	1.28%	1.03%#	0.91%	1.07%	1.23%	1.55%
Portfolio Turnover Rate	50.79%	58.24%	57.85%	47.46%	31.19%	29.41%	32.65%	29.26%	34.63%	23.25%
Thousands of Accumulation Units outstanding at end of year	469,488	484,028	494,584	499,306	493,295	508,889	525,111	543,589	565,999	597,531

*	Based on per accumulation unit data.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Stock Account, the effect of this change for the year ended December 31, 2001 was to increase investment income-net per Accumulation Unit by $0.006 and increase net realized and unrealized loss per Accumulation Unit by $0.006. For the ratio of investment income-net to average net assets, there was no effect for the Stock Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

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Condensed Financial Information	continued

GLOBAL EQUITIES ACCOUNT

For the Years Ended December 31,	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

PER ACCUMULATION UNIT DATA:*
Investment income	$1.716	$1.641	$1.462	$1.249	$0.956	$0.985	$0.946	$0.959	$0.902	$0.848
Expenses	0.481	0.397	0.323	0.325	0.281	0.320	0.325	0.300	0.268	0.205

Investment income-net	1.235	1.244	1.139	0.924	0.675	0.665 #	0.621	0.659	0.634	0.643
Net realized and unrealized gain (loss) on total investments	14.969	6.205	8.064	16.227	(14.853)	(16.493)#	(16.281)	24.976	10.508	8.650

Net increase (decrease) in Accumulation Unit Value	16.204	7.449	9.203	17.151	(14.178)	(15.828)	(15.660)	25.635	11.142	9.293
Accumulation Unit Value:
Beginning of year	84.887	77.438	68.235	51.084	65.262	81.090	96.750	71.115	59.973	50.680

End of year	$101.091	$84.887	$77.438	$68.235	$51.084	$65.262	$81.090	$96.750	$71.115	$59.973

Total Return*	19.09%	9.62%	13.49%	33.57%	(21.72)%	(19.52)%	(16.19)%	36.05%	18.58%	18.34%
Ratios to Average Net Assets:
Expenses	0.52%	0.50%	0.46%	0.57%	0.49%	0.46%	0.35%	0.39%	0.41%	0.38%
Investment income-net	1.35%	1.57%	1.62%	1.60%	1.18%	0.95%#	0.68%	0.85%	0.97%	1.19%
Portfolio Turnover Rate	137.49%	136.83%	74.13%	139.61%	95.70%	111.91%	98.06%	81.30%	103.31%	98.70%
Thousands of Accumulation Units outstanding at end of year	151,295	139,042	129,787	117,021	104,438	99,558	99,622	89,492	81,825	84,645

*	Based on per accumulation unit data.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Global Equities Account, the effect of this change for the year ended December 31, 2001, was to increase investment income-net per Accumulation Unit by $0.001 and increase net realized and unrealized loss per Accumulation Unit by $0.001. For the ratio of investment income-net to average net assets, there was no effect for the Global Equities Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

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Condensed Financial Information	continued

GROWTH ACCOUNT

For the Years Ended December 31,	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

PER ACCUMULATION UNIT DATA:*
Investment income	$0.625	$0.520	$0.672	$0.606	$0.488	$0.387	$0.509	$0.592	$0.482	$0.527
Expenses	0.321	0.291	0.249	0.265	0.231	0.278	0.320	0.278	0.244	0.155

Investment income-net	0.304	0.229	0.423	0.341	0.257	0.109 #	0.189	0.314	0.238	0.372
Net realized and unrealized gain (loss) on total investments	3.066	2.935	3.005	11.572	(18.704)	(18.345)#	(20.788)	24.276	18.475	12.219

Net increase (decrease) in Accumulation Unit Value	3.370	3.164	3.428	11.913	(18.447)	(18.236)	(20.599)	24.590	18.713	12.591
Accumulation Unit Value:
Beginning of year	61.430	58.266	54.838	42.925	61.372	79.608	100.207	75.617	56.904	44.313

End of year	$64.800	$61.430	$58.266	$54.838	$42.925	$61.372	$79.608	$100.207	$75.617	$56.904

Total Return*	5.49%	5.43%	6.25%	27.75%	(30.06)%	(22.91)%	(20.56)%	32.52%	32.89%	28.41%
Ratios to Average Net Assets:
Expenses	0.52%	0.50%	0.45%	0.54%	0.46%	0.43%	0.31%	0.34%	0.38%	0.34%
Investment income-net	0.49%	0.39%	0.77%	0.70%	0.51%	0.17%#	0.18%	0.38%	0.37%	0.82%
Portfolio Turnover Rate	109.28%	87.32%	64.72%	76.41%	53.99%	44.40%	37.18%	69.26%	97.57%	53.27%
Thousands of Accumulation Units outstanding at end of period	181,824	194,004	196,256	197,453	176,249	171,149	166,751	131,646	98,862	80,370

*	Based on per accumulation unit data.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Growth Account, the effect of this change for the year ended December 31, 2001, was to decrease investment income-net per Accumulation Unit by $0.002, and decrease net realized and unrealized loss per Accumulation Unit by $0.002. For the ratio of investment income-net to average net assets, there was no effect for the Growth Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

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Condensed Financial Information	continued

EQUITY INDEX ACCOUNT

For the Years Ended December 31,	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

PER ACCUMULATION UNIT DATA:*
Investment income	$1.636	$1.441	$1.400	$1.073	$1.003	$0.973	$1.055	$1.012	$0.953	$0.826
Expenses	0.385	0.325	0.256	0.278	0.248	0.258	0.233	0.225	0.190	0.141

Investment income-net	1.251	1.116	1.144	0.795	0.755	0.715 #	0.822	0.787	0.763	0.685
Net realized and unrealized gain (loss) on total investments	11.332	3.320	6.954	15.521	(15.713)	(9.849)#	(7.216)	13.733	12.789	12.672

Net increase (decrease) in Accumulation Unit Value	12.583	4.436	8.098	16.316	(14.958)	(9.134)	(6.394)	14.520	13.552	13.357
Accumulation Unit Value:
Beginning of year	82.627	78.191	70.093	53.777	68.735	77.869	84.263	69.743	56.191	42.834

End of year	$95.210	$82.627	$78.191	$70.093	$53.777	$68.735	$77.869	$84.263	$69.743	$56.191

Total Return*	15.23%	5.67%	11.55%	30.34%	(21.76)%	(11.73)%	(7.59)%	20.82%	24.12%	31.18%
Ratios to Average Net Assets:
Expenses	0.43%	0.41%	0.36%	0.46%	0.41%	0.37%	0.28%	0.30%	0.31%	0.30%
Investment income-net	1.39%	1.40%	1.60%	1.33%	1.26%	1.02%#	0.98%	1.05%	1.24%	1.47%
Portfolio Turnover Rate	9.85%	7.36%	3.27%	3.40%	7.02%	6.14%	9.42%	4.89%	3.98%	3.50%
Thousands of Accumulation Units outstanding at end of period	115,880	116,883	112,708	103,603	86,020	75,254	62,018	57,249	47,997	35,368

*	Based on per accumulation unit data.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Equity Index Account the change had no effect on the condensed financial information. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

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Condensed Financial Information										continued

BOND MARKET ACCOUNT

For the Years Ended December 31,	2006	2005	2004	2003	2002	2001		2000	1999	1998	1997

PER ACCUMULATION UNIT DATA:*
Investment income	$3.990	$3.437	$3.265	$2.946	$3.317	$3.258		$3.636	$3.289	$3.156	$3.081
Expenses	0.373	0.342	0.292	0.347	0.261	0.242		0.174	0.166	0.158	0.134

Investment income-net	3.617	3.095	2.973	2.599	3.056	3.016	#	3.462	3.123	2.998	2.947
Net realized and unrealized gain (loss) on total investments	(0.467)	(1.414)	0.015	0.377	3.236	1.571	#	2.621	(3.711)	1.150	1.266

Net increase (decrease) in Accumulation Unit Value	3.150	1.681	2.988	2.976	6.292	4.587		6.083	(0.588)	4.148	4.213
Accumulation Unit Value:
Beginning of year	76.382	74.701	71.713	68.737	62.445	57.858		51.775	52.363	48.215	44.002

End of year	$79.532	$76.382	$74.701	$71.713	$68.737	$62.445		$57.858	$51.775	$52.363	$48.215

Total Return*	4.12%	2.25%	4.17%	4.33%	10.08%	7.93%		11.75%	(1.12)%	8.60%	9.57%
Ratios to Average Net Assets:
Expenses	0.48%	0.45%	0.40%	0.49%	0.41%	0.43%		0.33%	0.32%	0.32%	0.29%
Investment income-net	4.69%	4.09%	4.07%	3.69%	4.75%	5.36	%#	6.50%	6.03%	5.98%	6.44%
Portfolio Turnover Rate	218.63%	275.27%	100.40%	163.84%	249.41%	257.02%		377.44%†	656.58%	525.32%	398.77%
Thousands of Accumulation Units outstanding at end of year	78,203	73,664	70,239	73,111	81,952	71,368		54,745	54,918	57,481	31,654

*	Based on per accumulation unit data.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Bond Market Account, the effect of this change for the year ended December 31, 2001, was to decrease investment income-net per Accumulation Unit by $0.067, increase net realized and unrealized gain per Accumulation Unit by $0.067 and decrease the ratio of investment income-net to average net assets by 0.12%. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

†

During 2000, the Bond Market Account began structuring dollar rolls as financing transactions. Dollar rolls occur when an Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000, would have been 552.94%.

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Condensed Financial Information						continued

INFLATION-LINKED BOND ACCOUNT

For the Years Ended December 31,	2006	2005	2004	2003	2002	2001		2000	1999	1998

PER ACCUMULATION UNIT DATA:*
Investment income	$1.560	$2.657	$2.028	$1.764	$1.797	$1.816		$2.113	$1.730	$1.256
Expenses	0.228	0.194	0.166	0.193	0.147	0.122		0.083	0.099	0.086

Investment income-net	1.332	2.463	1.862	1.571	1.650	1.694	#	2.030	1.631	1.170
Net realized and unrealized gain (loss) on total investments	(1.339)	(1.316)	1.497	1.395	3.817	0.692	#	1.491	(1.062)	(0.260)

Net increase in Accumulation Unit Value	(0.007)	1.147	3.359	2.966	5.467	2.386		3.521	0.569	0.910
Accumulation Unit Value:
Beginning of year	46.443	45.296	41.937	38.971	33.504	31.118		27.597	27.028	26.118

End of year	$46.436	$46.443	$45.296	$41.937	$38.971	$33.504		$31.118	$27.597	$27.028

Total Return*	(0.01)%	2.53%	8.01%	7.61%	16.32%	7.67%		12.76%	2.10%	3.48%
Ratios to Average Net Assets:
Expenses	0.49%	0.43%	0.39%	0.48%	0.41%	0.36%		0.29%	0.36%	0.33%
Investment income-net	2.83%	5.47%	4.34%	3.93%	4.56%	4.93	%#	6.97%	5.99%	4.50%
Portfolio Turnover Rate	22.77%	23.80%	110.22%	239.72%	31.33%	42.16%		17.17%	54.35%	40.98%
Thousands of Accumulation Units outstanding at end of year	77,482	82,764	72,643	57,499	63,825	35,274		15,188	4,757	5,112

*	Based on per accumulation unit data.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Inflation-Linked Bond Account, the effect of this change for the year ended December 31, 2001, was to decrease investment income-net per Accumulation Unit by $0.031, increase net realized and unrealized gain per Accumulation Unit by $0.031 and decrease the ratio of investment income-net to average net assets by 0.11%. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

10  |  Prospectus  College Retirement Equities Fund

Condensed Financial Information						continued

SOCIAL CHOICE ACCOUNT

For the Years Ended December 31,	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

PER ACCUMULATION UNIT DATA:*
Investment income	$3.687	$2.987	$2.883	$2.418	$2.687	$2.766	$3.188	$2.898	$2.679	$2.396
Expenses	0.535	0.465	0.377	0.422	0.337	0.352	0.282	0.293	0.249	0.193

Investment income-net	3.152	2.522	2.506	1.996	2.350	2.414 #	2.906	2.605	2.430	2.203
Net realized and unrealized gain (loss) on total investments	8.412	2.877	6.473	14.293	(10.756)	(7.003)#	(2.582)	6.752	11.159	12.223

Net increase (decrease) in Accumulation Unit Value	11.564	5.399	8.979	16.289	(8.406)	(4.589)	0.324	9.357	13.589	14.426
Accumulation Unit Value:
Beginning of year	113.958	108.559	99.580	83.291	91.697	96.286	95.962	86.605	73.016	58.590

End of year	$125.522	$113.958	$108.559	$99.580	$83.291	$91.697	$96.286	$95.962	$86.605	$73.016

Total Return*	10.15%	4.97%	9.02%	19.56%	(9.17)%	(4.77)%	0.34%	10.80%	18.61%	24.62%
Ratios to Average Net Assets:
Expenses	0.45%	0.42%	0.37%	0.47%	0.39%	0.40%	0.30%	0.32%	0.31%	0.30%
Investment income-net	2.65%	2.29%	2.46%	2.22%	2.75%	2.77%#	3.04%	2.88%	3.07%	3.37%
Portfolio Turnover Rate	83.53%	96.97%	36.51%	40.91%	92.82%	68.64%	117.10%†	206.44%	147.90%	91.87%
Thousands of Accumulation Units outstanding at end of year	67,385	66,154	62,316	57,111	50,707	46,290	42,550	41,355	37,211	30,554

*	Based on per accumulation unit data.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Social Choice Account, the effect of this change for the year ended December 31, 2001, was to decrease investment income-net per Accumulation Unit by $0.019, decrease net realized and unrealized loss per Accumulation Unit by $0.019 and decrease the ratio of investment income-net to average net assets by 0.02%. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

†

During 2000, the Social Choice Account began structuring dollar rolls as financing transactions. Dollar rolls occur when an Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000, would have been 196.05%.

College Retirement Equities Fund  Prospectus  |  11

Condensed Financial Information	concluded

MONEY MARKET ACCOUNT

For the Years Ended December 31,	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997

PER ACCUMULATION UNIT DATA:*
Investment income	$1.169	$0.726	$0.307	$0.264	$0.407	$0.888	$1.273	$0.976	$0.998	$0.953
Expenses	0.098	0.090	0.078	0.097	0.082	0.069	0.055	0.057	0.054	0.046

Investment income-net	1.071	0.636	0.229	0.167	0.325	0.819	1.218	0.919	0.944	0.907
Net realized and unrealized gain (loss) on total investments	—	0.003	(0.006)	(0.004)	(0.005)	0.009	0.007	(0.005)	0.005	0.001

Net increase in Accumulation Unit Value	1.071	0.639	0.223	0.163	0.320	0.828	1.225	0.914	0.949	0.908
Accumulation Unit Value:
Beginning of year	22.663	22.024	21.801	21.638	21.318	20.490	19.265	18.351	17.402	16.494

End of year	$23.734	$22.663	$22.024	$21.801	$21.638	$21.318	$20.490	$19.265	$18.351	$17.402

Total Return*	4.73%	2.90%	1.02%	0.75%	1.50%	4.04%	6.36%	4.98%	5.45%	5.51%
Ratios to Average Net Assets:
Expenses	0.43%	0.41%	0.36%	0.45%	0.38%	0.33%	0.28%	0.30%	0.30%	0.27%
Investment income-net	4.64%	2.86%	1.05%	0.77%	1.51%	3.88%	6.12%	4.90%	5.27%	5.35%
Thousands of Accumulation Units outstanding at end of year	392,914	316,665	297,573	305,732	334,898	338,791	315,206	354,754	312,358	233,116

*	Based on per accumulation unit data.

12  |  Prospectus  College Retirement Equities Fund

YOUR INVESTMENT OPTIONS

          CREF has eight investment portfolios, divided into several categories reflecting different investment management techniques. They are:

          Equity Accounts:

•	Stock Account

•	Global Equities Account

•	Growth Account

          Index Account:

•	Equity Index Account

          Fixed-Income Accounts:

•	Bond Market Account

•	Inflation-Linked Bond Account

          Specialty/Balanced Account:

•	Social Choice Account

          Money Market Account:

•	Money Market Account

           CREF’s goal is to provide retirement benefits. We have a long-term investment perspective and the CREF Accounts provide a wide range of investment alternatives. Each Account has its own investment objective, policies and special risks. Investment objectives cannot be changed without the approval of a majority of Account participants. CREF can change investment policies without such approval. There is no guarantee that any CREF Account will meet its investment objective.

           Each of the Stock, Global Equities, Equity Index, Bond Market, Inflation-Linked Bond and Money Market Accounts has a policy of investing, under normal circumstances, at least 80% of their respective assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by the Account’s name. Each of these Accounts will provide its participants with at least 60 days’ prior notice before making changes to this policy.

GENERAL INVESTMENT RISKS

          You can lose money by investing in any of these Accounts, or the Accounts could underperform other investments. In particular, the Accounts may be subject to the following risks, among others:

•	Market Risk—The risk that the price of securities may decline in response to general market and economic conditions or events.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

College Retirement Equities Fund  Prospectus  |  13

•

Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be magnified when investing in emerging market securities.

          The Growth Account is subject to the following risks:

•	Style Risk—The risk that equity securities representing a growth style may be out of favor in the marketplace for various periods of time.

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

          The Equity Index Account is subject to:

•

Index Risk—This is the risk that an Account’s performance will not match its index for any period of time. Although the Account attempts to closely track the investment performance of its index, it may not duplicate the exact composition of its index.

          For any fixed-income investments, the Accounts could be subject to the following risks, among others:

•

Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an Account to lose its investment in the security.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Account may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Account would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the Account originally invested.

14  |  Prospectus  College Retirement Equities Fund

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase.

Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk—The risk of a decline in value for certain fixed-income securities that allow for the early prepayment of principal, and the risk that an Account’s income will decline as a result of the prepayment. Principal is repaid earlier than originally scheduled when the borrower can refinance the loan at a lower interest rate. Examples of fixed-income securities that are subject to prepayment risk include callable bonds and mortgage-backed bonds.

•

Extension Risk—The risk of a decline in value for certain fixed-income securities because principal payments are not made when expected. When interest rates rise, fewer homeowners have an incentive to prepay their mortgages, which can lead to the lengthening of the duration of the security. Also, fewer homeowners refinance their mortgages. An example of fixed-income securities that may be subject to extension risk are mortgage-backed bonds.

          Special risks associated with particular Accounts are discussed in the following summaries of each Account’s objectives, strategies and policies.

EQUITY ACCOUNTS

         Stock Account

          Investment Objective: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

          Investment Strategy: Under normal circumstances, the Stock Account invests at least 80% of its assets in a broadly diversified portfolio of common stocks. The Account uses a combination of three different investment strategies to manage the Account—active management, enhanced indexing and pure indexing, and invests in both domestic and foreign securities.

          For that portion of the Account that is actively managed, the active managers concentrate on individual companies rather than sectors or industries. They look for stocks that they believe are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. They also look for companies whose assets appear undervalued in the market. In general, they focus on companies with shareholder-oriented managements dedicated to creating shareholder value. The Account may invest in companies of any size.

College Retirement Equities Fund  Prospectus  |  15

          With enhanced indexing, the Account may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Account’s stated benchmark index, while also seeking to outperform that benchmark index. Relative to our other approaches for managing equity Accounts, in general the enhanced indexing methodology is designed so that the Account diverges from and may outperform its benchmark more than an indexing approach, but remains closer to the benchmark than Accounts using a traditional active management style. Enhanced index strategies often employ quantitative modeling techniques for both stock selection and portfolio construction.

          A portion of the Account is managed using a pure index strategy. This portion of the Account is designed to track the various component indexes of the Account’s composite benchmark. This portion of the Account may not invest in all stocks in the indexes comprising the Account’s composite benchmark, but rather may use a sampling approach to create a portfolio that closely matches the overall characteristics of the underlying indexes.

          The Account invests in foreign stocks and other equity securities. The Account also may invest in fixed-income securities and money market instruments traded on foreign exchanges, in other foreign securities markets or privately placed. Foreign securities have different types and levels of risk than a strictly domestic portfolio. The Account will also invest a small percentage of its foreign investments in emerging market securities. Over time, the Account intends to transition weightings of its holdings to be approximately 75% domestic equities and 25% international equities, with approximately 3% of the Account comprised of emerging market investments. As of December 31, 2006, foreign securities were approximately 23.30% of the market value of the Account. For a discussion of additional risks regarding investments in foreign securities, see “Additional Investment Tools and Risks—Foreign Investments” below.

          The benchmark for the Stock Account is a composite index comprised of three unmanaged benchmarks: the Russell 3000® Index, the Morgan Stanley Capital International (MSCI) EAFE® + Canada Index and the Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM. The weights in the composite index change daily to reflect the relative sizes of the domestic and foreign segments of the Account.

          Special Investment Risks: The Account is subject to the general investment risks described above. In addition, the Account invests in smaller, lesser-known companies. The stock prices of such companies may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly traded securities.

          Furthermore, the Account is the world’s largest singly managed equity fund based on assets under management. Because of its size, it may be buying or selling blocks of stock that are large compared to the stock’s trading volume, making it difficult to reach the positions called for by our investment decisions and/or affecting the stock’s price. As a result, we may not be able to adjust the portfolio as quickly as we would like.

16  |  Prospectus  College Retirement Equities Fund

          Who May Want to Invest: The Stock Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to invest in a broadly diversified stock portfolio. You can lose money by investing in the Account.

          Global Equities Account

          Investment Objective: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

          Investment Strategy: Under normal circumstances, the Global Equities Account invests at least 80% of its assets in equity securities of foreign and domestic companies. Typically, at least 40% of the Account is invested in foreign securities and at least 25% in domestic securities, as we deem appropriate. The remaining 35% is distributed between foreign and domestic securities. These percentages may vary according to market conditions. As of December 31, 2006, foreign securities were approximately 53.30% of the market value of the Account. Normally, the Account will be invested in at least three different countries, one of which will be the U.S., although the Account will usually be more diversified.

          The Account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. See “Special Investment Risks” for the Growth Account below.

          The Account uses a combination of three different investment strategies to manage the Account—active management, enhanced indexing and pure indexing. For that portion of the Account that is actively managed, the active managers look for stocks that they believe are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. They also look for companies whose assets appear undervalued in the market. In general, they focus on companies with shareholder-oriented managements dedicated to creating shareholder value.

          With enhanced indexing, the Account may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Account’s stated benchmark index, while also seeking to outperform that benchmark index. Relative to our other approaches for managing equity Accounts, in general the enhanced indexing methodology is designed so that the Account diverges from and may outperform its benchmark more than an indexing approach, but remains closer to the benchmark than Accounts using a traditional active management style. Enhanced index strategies often employ quantitative modeling techniques for stock selection, country allocation and portfolio construction.

          A portion of the Account is managed using a pure index strategy. This portion of the Account is designed to track the various component indexes of the Account’s composite benchmark. This portion of the Account may not invest in all stocks in the indexes comprising the Accounts composite benchmark, but rather

College Retirement Equities Fund  Prospectus  |  17

may use a sampling approach to create a portfolio that closely matches the overall characteristics of the underlying indexes.

          The benchmark for the Global Equities Account is the MSCI World Index.

          Special Investment Risks: The Account is subject to the general investment risks previously described. In addition, investing in securities traded in foreign exchanges or foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. The Account may also be subject to market timing risk due to “stale price arbitrage,” in which an investor takes advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Account has in place policies and procedures that have reduced the risk of market timing in the Account. See below for more information on risks of foreign investing.

          Who May Want to Invest: The Global Equities Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to take advantage of the potential of foreign markets. You can lose money by investing in the Account.

          Growth Account

          Investment Objective: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

          Investment Strategy: Under normal circumstances, the Growth Account will invest at least 80% of its assets in common stocks and other equity securities. The Account invests primarily in large, well-known, established companies, particularly when we believe they have new or innovative products, services or processes that enhance future earnings prospects. To a lesser extent, it may also invest in smaller, less seasoned companies with growth potential as well as companies in new and emerging areas of the economy. The Account can also invest in companies in order to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          The Account can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the Account may invest up to 20% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units.

          The Account uses a combination of both active management and pure indexing to manage the Account. For that portion of the Account that is actively managed, the active managers look for stocks that they believe are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. They also look for companies whose assets

18  |  Prospectus  College Retirement Equities Fund

appear undervalued in the market. In general, they focus on companies with shareholder-oriented managements dedicated to creating shareholder value.

          A portion of the Account is managed using a pure index strategy. This portion of the Account is designed to track the various component indexes of the Account’s composite benchmark. This portion of the Account may not invest in all stocks in the indexes comprising the Accounts composite benchmark, but rather may use a sampling approach to create a portfolio that closely matches the overall characteristics of the underlying indexes.

          The benchmark for the Growth Account is the Russell 1000® Growth Index.

          Special Investment Risks: The Account is subject to the general investment risks previously described and foreign risks described below. In addition, there are special risks to investing in growth stocks. The Account may hold stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. The Account will probably be more volatile than the overall stock market due to its focus on more growth-oriented sectors of the market. The Account is also subject to foreign securities risks.

          Who May Want to Invest: The Growth Account may be best for individuals who are looking for long-term capital appreciation and a favorable long-term return but are willing to tolerate fluctuations in value. It may also be well suited to investors seeking exposure to growth-oriented companies who also have exposure to other segments of the stock market, including exposure to value-oriented companies. You can lose money by investing in the Account.

INDEX ACCOUNT

          Equity Index Account

          Investment Objective: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

          Investment Strategy: The Equity Index Account is designed to track the U.S. stock market as a whole and invests in stocks in the Russell 3000® Index. Although the Account invests in stocks in the Russell 3000® Index, it may not necessarily invest in all 3,000 stocks in the index. The Account approaches full replication of the index to create a portfolio that closely matches the overall investment characteristics of the index. This means that a company can remain in the Account even if it performs poorly, unless the company is removed from the Russell 3000® Index. Using the Russell 3000® Index is not fundamental to the Account’s investment objective and policies. We can change the index used in this Account at any time and will notify you if we do so.

          The Account can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these

College Retirement Equities Fund  Prospectus  |  19

instruments to attempt to match the total return of the Russell 3000® Index but may not always do so.

          Special Investment Risks: The Account is subject to the general investment risks previously described. In addition, there are special risks associated with indexed investing. The Account attempts to closely track the Russell 3000® Index and changes are made to its holdings to reflect changes in the index. However, the Account does not invest in all 3,000 stocks in the index, so we cannot guarantee that the performance of the Account will match that of the index. Also, the Account’s returns, unlike those of the index, are reduced by investment and other operating expenses.

          Who May Want to Invest: The Equity Index Account may be best for individuals who have a longer time horizon, think U.S. stocks will perform well over time and want to invest in the aggregate U.S. market. You can lose money by investing in the Account.

OTHER INVESTMENTS IN EQUITY AND INDEX ACCOUNTS

          In addition to stocks, the CREF Equity and Index Accounts can hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts. Pending more permanent investments or to use cash balances effectively, these Accounts can also hold the same types of money market instruments in which the Money Market Account invests as well as other short-term instruments. We may also manage cash in the Accounts by investing in money market funds or other short-term investment company securities.

          The Equity and Index Accounts can also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When we believe market conditions are favorable, these Accounts can also invest in bonds or other debt instruments similar to those investments made by the Bond Market Account. The Equity and Index Accounts can also invest in debt securities whose prices or interest rates are linked to the return of a stock market index.

          The Equity and Index Accounts may buy and sell options, futures contracts and options on futures. They can also buy and sell stock index futures contracts. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special consideration and risks nonetheless. Where appropriate futures contracts do not exist, or if we deem advisable for other reasons, we may invest in investment company securities, such as exchange-traded funds (“ETFs”). We may also use ETFs for purposes other than cash management, including gaining exposure to certain sectors or securities that are represented by ownership in ETFs. When we invest in ETFs or other investment companies, we bear a proportionate share of expenses charged by the investment company in which we invest.

          To help manage currency risk, the Equity and Index Accounts can enter into forward currency contracts, buy or sell options and futures on foreign currencies and buy securities indexed to foreign currencies.

20  |  Prospectus  College Retirement Equities Fund

          Although the Equity and Index Accounts may use options, futures or currency contracts at times to hedge certain risks, it is not our intent of these Accounts to hedge all equity or currency risks of the Accounts at any particular time.

          The Equity and Index Accounts can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities. These securities and instruments pose special risks, such as lack of liquidity or credit risks of the issuer or counterparty.

FIXED-INCOME ACCOUNTS

         Bond Market Account

          Investment Objective: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

          Investment Strategy: Under normal circumstances, the Bond Market Account invests at least 80% of its assets in a broad range of debt securities. The majority of the Account’s assets is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed or other asset-backed securities. The Account’s holdings are mainly investment-grade securities rated in the top four credit categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), or that we determine are of comparable quality. The Account will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Brothers U.S. Aggregate Index (the “Lehman Index”) depending on where we find undervalued, overlooked or misunderstood issues that we believe offer the potential for superior returns compared to the Lehman Index. The Account can also invest in non-investment-grade securities rated Ba1 or lower by Moody’s or BB+ and lower by Standard & Poor’s as well as unrated securities of a similar quality or “junk” bonds. However, we do not intend to invest more than 20% of the Account’s assets in such securities. The Account can also make foreign investments, but we do not expect that such investments will exceed 15% of the Account’s assets.

          The Account is managed to track the duration of the Lehman Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of March 31, 2007, the duration of the Lehman Index was 4.42 years. By keeping the Account’s duration close to the Lehman Index’s duration, the Account’s returns due to changes in interest rates should be similar to the Index’s returns due to changes in interest rates.

          The Account can also invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations, and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on

College Retirement Equities Fund  Prospectus  |  21

which payments of principal and interest are dedicated to payment of principal and interest.

          The Account may make certain other investments, but not as principal strategies. For example, the Account may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities.

          The Account may also use a trading technique called “mortgage rolls,” in which we “roll over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The Account may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. While these techniques are both designed to enhance the Account’s returns, we do not expect these techniques to significantly raise the Account’s capital gains or losses. There are no commissions on purchases and sales of fixed-income securities, so increased trading will not raise the Account’s expenses.

          Special Investment Risks: The Account is subject to interest rate risk—that is, prices of portfolio securities held by the Account may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years will decline by approximately 5%.

          Non-investment-grade securities are usually called “high-yield” or “junk” bonds. Lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

          Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Account, it may or may not be sold, depending on our analysis of the issuer’s prospects. However, the Account will not purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We do not rely exclusively on credit ratings when making investment decisions because such ratings may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

          The Account can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

          The Account’s investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates

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would cause the underlying mortgages to be paid off sooner or later than expected. If that happened, the Account would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extensions occur as a result of a rising interest rate environment, the Account may not receive cash flows from its investments as early as expected.

          See the SAI for an explanation of bond ratings.

          Who May Want to Invest: The Bond Market Account may be best for individuals who have a longer time horizon, think bonds will do well over time and want to balance other holdings invested in stocks. You can lose money by investing in the Account.

          Inflation-Linked Bond Account

          Investment Objective: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

          Investment Strategy: Under normal circumstances, the Inflation-Linked Bond Account invests at least 80% of its assets in U.S. Treasury Inflation-Indexed Securities (TIIS). It can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. government or its agencies, by corporations and other U.S. domiciled issuers as well as foreign governments. It can also invest in money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation.

          The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

          The interest and principal components of the bonds may be “stripped” or sold separately. The Account can buy or sell either component.

          The Account may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. We do not expect the Account’s investments in foreign inflation-indexed bonds will be more than 25% of its assets, although this level may change.

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          The Account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment-grade. However, the Account can invest up to 5% of its assets in fixed-income instruments that are rated below investment-grade, or in unrated securities of similar quality.

          Special Investment Risks: Because the investments in the Account are “marked-to-market” daily and because market values will fluctuate, the Account could lose money on its investments. As a result, its total return may not actually track the selected inflation index every year.

          Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

          Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, participants who choose to receive annuity income through this Account should be aware that their income might not keep pace with inflation precisely, if the average stated interest rate on the Account’s inflation-indexed bonds is below about 4%.

          Who May Want to Invest: The Inflation-Linked Bond Account may be best for individuals who are especially concerned about high inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance holdings in stocks, conventional bonds, and other investments. You can lose money by investing in the Account.

OTHER INVESTMENTS IN BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

          The Bond Market and Inflation-Linked Bond Accounts can hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Bond Market Account can also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

          To help manage currency risk, these Accounts can also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They can also enter into forward currency contracts and buy and sell securities indexed to foreign securities.

          The Bond Market and Inflation-Linked Bond Accounts can also buy and sell swaps and options on swaps. These Accounts will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks. These Accounts are not required to hedge investments.

SPECIALTY/BALANCED ACCOUNT

         Social Choice Account

          Investment Objective: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

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          Investment Strategy: The Social Choice Account invests in a diversified set of stocks and other equity securities, bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The Account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the Account’s social criteria.

          The Account is balanced, with assets divided between stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money market instruments (about 40%). When market conditions or transaction needs require, the equity portion of the Account can go as high as 70% or as low as 50%, with corresponding changes in the fixed-income portion. We can change the percentages even further if we think it is appropriate.

          Current Social Criteria: The social criteria the Account takes into consideration, and any universe of investments that the Account utilizes, are non-fundamental investment policies. They can be changed without the approval of the Account’s participants.

          The equity portion of the Account attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index. It does this by primarily investing in companies included in the KLD Broad Market Social Index (“KLD BMS Index”),1 which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria (as described below). The fixed-income portion of the Account seeks to track the returns and duration of the Lehman Brothers U.S. Aggregate Index.

          Companies that are currently automatically excluded from the KLD BMS Index include:

•	Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

•	Companies that derive any revenues from gambling;

•	Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

[1]

The Social Choice Account is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Account, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

The KLD BMS Index is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (“FRC”). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

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•	Companies that derive significant revenues from the production of military weapons; and

•	Electric utilities that own interests in nuclear power plants.

          The remaining companies are then evaluated for their records in certain qualitative areas set forth below. Concerns in one quantitative area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

•	Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality, and research and development;

•

Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit-sharing plans;

•	Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

•	Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

•	Corporate governance, including executive compensation, tax disputes, and accounting practices;

•

Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

•

Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

          The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2006, the KLD BMS Index comprised approximately 2,084 companies in the Russell 3000® Index that passed certain exclusionary and qualitative screens.

          The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. We will do our best to make sure the Account’s investments meet the social criteria, but we cannot guarantee that every holding will always do so. Even

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if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

          The Account is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Account can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The Account may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The Account can also invest up to 15% of its assets in foreign securities.

          The fixed-income portion of the Account invests in the same kinds of securities as the Bond Market Account. This portion may also use a trading technique called “mortgage rolls” which is outlined under the Bond Market Account description. Use of this technique by the Account will have the same benefits and risks as described for the Bond Market Account.

          Money market instruments and short-term debt securities will be of the same type as those held by the Money Market Account. The Account can also hold other kinds of short-term instruments. These help us maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities.

          The Account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The Account will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks. The Account is not required to hedge its investments.

          Special Investment Risks: Because its social criteria exclude some investments, the Account may not be able to take advantage of opportunities or market trends as do the Accounts that do not use such criteria. Because only part of the Account’s assets is in stocks and other equity securities, overall returns may not parallel the U.S. stock market as a whole. However, we expect that the Account will have less risk than a portfolio made up exclusively of common stocks. The Account is exposed to the risks of investing in equity securities of small companies. These securities may experience steeper price fluctuations than the securities of larger companies.

          Who May Want to Invest: The Social Choice Account may be best for individuals who want to avoid investing in companies that do not meet certain social criteria screens; want an Account balanced among stocks, bonds, and money market instruments; and want an Account that may be less volatile than a stock Account. You can lose money by investing in the Account.

MONEY MARKET ACCOUNT

          Money Market Account

          Investment Objective: High current income consistent with maintaining liquidity and preserving capital.

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          Investment Strategy: Substantially all the Money Market Account’s assets will be invested in securities or other instruments maturing in 397 days or less, though some U.S. government securities may have maturities of up to 762 days. However, the dollar-weighted average maturity of the Account will not be more than 90 days.

          The Account will invest primarily in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, banker’s acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9)

Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

          The Account will invest at least 95% of its assets in money market instruments that at the time of purchase are “first tier” securities—that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. Up to 5% of the Account’s assets may be invested in “second tier” securities—securities rated within the two highest categories by at least two NRSROs or in unrated securities of comparable quality. The Account can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Account may make other investments consistent with its investment objective and policies.

          Special Investment Risks: The Account is subject to the risk of current income volatility—that is, the income the Account receives may fall as a result of a

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decline in interest rates. Market levels of interest rates may make it difficult or impossible for the Account to meet its investment objective of high current income. To a lesser extent, the Account is also subject to the general investment risks previously described.

          Who May Want to Invest: The Money Market Account may be best for individuals who have a shorter time horizon, want to keep up with inflation but are not looking for high “real” returns over inflation and are risk averse. You may lose money by investing in this Account. An investment in the Money Market Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADDITIONAL INVESTMENT TOOLS AND RISKS

          At times, the CREF Accounts may use certain investment tools to enhance returns or hedge risk. This section summarizes these tools and their risks. For more information on the tools described and their risks, please see the SAI.

FOREIGN INVESTMENTS

          CREF’s investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), has extensive experience managing foreign investments, including those not registered or traded in the United States. An Account’s foreign portfolio may be divided into segments—some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. We invest in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns. The percentages of foreign assets in each Account change daily as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

          Investing in foreign securities, especially those not issued by foreign governments, involves special risks. These include:

•	Changes in currency exchange rates;

•	Possible market controls or currency exchange controls;

•	Possible withholding of taxes on dividends and interest;

•	Possible seizure, expropriation, or nationalization of assets;

•	More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards;

•	Lower liquidity and higher volatility in some foreign markets;

•	The impact of political, social, or diplomatic events;

•	The difficulty of evaluating some foreign economic trends;

•	The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country; and

•	Difficulty in using foreign legal systems to enforce financial or legal obligations.

          Also, brokerage commissions and transaction costs are often higher for foreign investments.

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          The Accounts can also invest in countries with emerging markets. The risks just listed often increase in emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries.

          The Accounts may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency’s value. We do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

          Accounts with foreign investment may also be subject to market timing risk due to “stale price arbitrage,” in which an investor takes advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Accounts have in place policies and procedures that are designed to reduce the risk of market timing.

          Even considering the risks, foreign investing offers the chance to improve an Account’s diversification and long-term performance. Foreign investments let the Accounts take part in the growth of other countries’ economies and financial markets, which sometimes offer better prospects than in the U.S. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments can reduce an Account’s volatility, compared with that of the U.S. market as a whole, and may enhance long-term returns.

          The establishment of the 13-country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the euro; and a single interest rate structure, represents a new economic entity; the euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

OPTIONS, FUTURES AND OTHER DERIVATIVES

          The CREF Accounts (except for the Money Market Account) can buy and sell options, futures and other derivatives. We intend to use these securities for cash management purposes or as hedging techniques, although we are not obligated to hedge any investments. Generally, investing in these instruments draws upon special skills and experience that may be different from skills needed to choose other types of securities for the Accounts. Special risks of these instruments include the possibility that the prices of certain derivatives may not correlate perfectly with the prices of the

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securities, currencies, or interest rates being hedged. In addition, a liquid secondary market for over-the-counter options may not be available at a particular time.

ILLIQUID SECURITIES

          Each Account can invest up to 10% of its assets in investments that may not be readily marketable, making it difficult to sell the securities quickly at fair market value.

FIRM COMMITMENT AGREEMENTS AND “WHEN ISSUED” SECURITIES

          The Accounts can enter “firm commitment” agreements to buy securities at a fixed price or yield on a specified date. We would do this if we expect a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. We may also purchase securities on a “when issued” basis, with the exact terms set at the time of the transaction.

SECURITIES LENDING

          The Accounts can seek extra income by lending securities to brokers, dealers and other financial institutions, subject to certain restrictions. If we lend a security, we can call in the loan at any time. Although all loans are fully collateralized, if a borrower defaults, an Account could lose money.

BORROWING

          As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice and Money Market Accounts can borrow money from banks, not exceeding 10% of the value of any of the Accounts’ total assets taken at market value at the time of borrowing. These Accounts can also borrow up to 5% of their assets’ value to buy securities. Each Account can pledge or otherwise encumber up to 10% of its assets at the time of borrowing as collateral.

          The Growth, Equity Index and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 33 1/3% of each of the Accounts’ total assets taken at market value at the time of borrowing. These Accounts can borrow from other sources temporarily, but in an amount that is no more than 5% of the Accounts’ total assets taken at market value at the time of borrowing.

          If an Account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an Account’s net asset value may change during market fluctuations.

INVESTMENT COMPANIES

          Each Account can invest up to 10% of the value of its assets in other investment companies, including mutual funds. When an Account invests in another investment company, like an ETF, it bears a proportionate share of expenses charged by the investment company in which it invests.

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REPURCHASE AGREEMENTS

          The Accounts can use repurchase agreements to help manage cash balances.

PORTFOLIO HOLDINGS

          A description of the Accounts’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Accounts’ SAI.

PORTFOLIO TURNOVER

          An Account that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by an Account and, ultimately, by participants. None of the Accounts are subject to a specific limitation on portfolio turnover, and securities of each Account may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively managed Accounts will have higher portfolio turnover rates than the index Accounts. Also, certain trading strategies utilized by the fixed-income Accounts may increase portfolio turnover. The portfolio turnover rates of the Accounts during recent fiscal periods are included under “Condensed Financial Information.”

MORE ABOUT BENCHMARK AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in an index.

          Use of the following indices by any Account is not a fundamental policy of the Accounts, so we can substitute other indices without participant approval. We will notify you when we make such a change.

RUSSELL 3000® INDEX*

          This is the benchmark for the Equity Index Account and a component of the benchmark for the Stock Account and the Social Choice Account. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2006, the market capitalization of companies in the Russell 3000® Index ranged from $68 million to $464 billion, with a mean market capitalization of $85 billion and a median market capitalization of $1.1 billion. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

*

The Russell 3000® Index and Russell 1000® Growth Index are trademarks/service marks of the Frank Russell Company (FRC). The use of the Russell Indices is in no way suggesting or implying an opinion by FRC as to the attractiveness of the investment in any or all of the securities upon which the indices are based.

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MSCI EAFE® + CANADA INDEX

          This is a component of the benchmark index for the Stock Account. The MSCI EAFE® + Canada Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East, as well as in Canada. The MSCI EAFE® + Canada Index constructs indices country by country, and then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® + Canada Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until approximately 85% of the free float adjusted market capitalization of each industry is reached. MSCI country indices capture approximately 85% of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® + Canada Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 22 developed countries around the world.

          The MSCI EAFE® + Canada Index is primarily a large-capitalization index, with approximately 65% of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

MSCI EMERGING MARKETS INDEXSM

          This is a component of the benchmark index for the Stock Account. The MSCI Emerging Markets IndexSM is a free float–adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

MSCI WORLD INDEX

          This is the benchmark index for the Global Equities Account. The Morgan Stanley Capital International (MSCI) World Index is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

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RUSSELL 1000® GROWTH INDEX

          This is the benchmark index for the Growth Account. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2006, the market capitalization of companies in the Russell 1000® Growth Index ranged from $1.2 billion to $464 billion, with a mean market capitalization of $74.0 billion and a median market capitalization of $5.6 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and forecasted long-term growth rate, and can change its composition at any time.

LEHMAN BROTHERS U.S. AGGREGATE INDEX

          This is the benchmark for the Bond Market Account. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities and asset-backed securities and commercial mortgage-backed securities. This index contains approximately 7,158 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers U.S. Aggregate Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

LEHMAN BROTHERS US TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX

          This is the benchmark for the Inflation-Linked Bond Account. The Lehman Brothers US TIPS Index consists of inflation-protected securities issued by the U.S. Treasury. The Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”). To be selected for inclusion in the Lehman Brothers US TIPS Index, the securities must have a minimum maturity of one year and a minimum amount outstanding of $250 million.

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INVESTMENT MANAGEMENT

          A Board of Trustees governs CREF. The Board oversees CREF’s administration and investments, reviews service contracts and evaluates each Account’s performance. Investment Management, a nonprofit subsidiary of TIAA, manages the assets in each CREF Account and is registered with the SEC under the Investment Advisers Act of 1940. Investment Management conducts research, recommends investments and places buy and sell orders for the CREF Accounts. It also performs portfolio accounting and related services for each Account. All services are provided by Investment Management at cost.

          A discussion regarding the basis for the most recent Board of Trustees’ approval of the investment management agreement between CREF and Investment Management is available in CREF’s Semi-Annual Report to participants for the six-month period ended June 30. For a free copy, please call 877 518-9161, visit CREF’s website at www.tiaa-cref.org, or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAMS

          Each Account is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Account, with expertise in the area(s) applicable to the Account’s investments. The following is a list of members of the management teams primarily responsible for overseeing each Account’s investments, along with their relevant experience. The members of each team may change from time to time.

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STOCK ACCOUNT

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Hans L. Erickson, CFA Managing Director	Quantitative Portfolio Management	Investment Management, TIAA and its affiliates — 1996 to Present.	1996	1988	1996

Thomas M. Franks, CFA Managing Director	Stock Selection	Investment Management, TIAA and its affiliates — 2001 to Present.	2001	1997	2004

William Riegel, CFA Managing Director	Stock Selection: Lead Domestic and International	Investment Management, TIAA and its affiliates — 1999 to Present.	1999	1979	1999

GLOBAL EQUITIES ACCOUNT

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Thomas M. Franks, CFA Managing Director	Stock Selection	Investment Management, TIAA and its affiliates — 2001 to Present.	2001	1997	2007

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Investment Management, TIAA and its affiliates — 2004 to Present, Jennison Associates — 2000 to 2004.	2004	1987	2005

Alexander Lee Muromcew Managing Director	Stock Selection	Investment Management, TIAA and its affiliates — 2004 to Present, Loomis, Sayles & Co., LP — 1999 to 2004.	2004	1990	2006

John N. Tribolet Managing Director	Stock Selection	Investment Management, TIAA and its affiliates — 2005 to Present, Loomis, Sayles & Co., LP — 1999 to 2005.	2005	1992	2006

36|  Prospectus  College Retirement Equities Fund

GROWTH ACCOUNT

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Susan Hirsch Managing Director	Stock Selection	Investment Management, TIAA and its affiliates — 2005 to Present, Jennison Associates — 2000 to 2005.	2005	1975	2005

Gregory B. Luttrell, CFA Managing Director	Stock Selection	Investment Management, TIAA and its affiliates — 1991 to Present.	1991	1985	2002

EQUITY INDEX ACCOUNT

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Investment Management, TIAA and its affiliates — 2005 to Present, Mellon Capital Management — 1997 to 2005.	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Investment Management, TIAA and its affiliates — 2004 to Present, Mellon Transition Management Services — 2001 to 2004.	2004	1987	2004

College Retirement Equities Fund  Prospectus  |37

BOND MARKET ACCOUNT

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cerra Managing Director	Fixed Income Security Selection — Lead Portfolio Manager	Investment Management, TIAA and its affiliates — 1985 to Present.	1985	1985	2003

Richard W. Cheng Director	Fixed Income Security Selection/Trading — Corporate Bonds	Investment Management, TIAA and its affiliates — 1997 to Present.	1997	1991	2001

Stephen Liberatore, CFA Managing Director	Fixed Income Security Selection/Trading — Treasuries, Agencies and Corporate Bonds	Investment Management, TIAA and its affiliates — 2004 to Present, Nationwide Mutual Insurance Company — 2003 to 2004, Protective Life Corporation — 1999 to 2002.	2004	1994	2004

Steven Raab, CFA Director	Fixed Income Security Selection Trading — RMBS, CMBS & ABS	Investment Management, TIAA and its affiliates — 1991 to Present.	1991	1991	2004

INFLATION-LINKED BOND ACCOUNT

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Steven I. Traum Managing Director	Fixed Income Security Selection — Trader/Research	Investment Management, TIAA and its affiliates — 1983 to Present.	1983	1980	2004

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SOCIAL CHOICE ACCOUNT

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Investment Management, TIAA and its affiliates — 2005 to Present, Mellon Capital Management — 1997 to 2005.	2005	1991	2005

Stephen Liberatore, CFA Managing Director	Fixed Income Lead Portfolio Manager	Investment Management, TIAA and its affiliates — 2004 to Present, Nationwide Mutual Insurance Company — 2003 to 2004, Protective Life Corporation — 1999 to 2002.	2004	1994	2004

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Investment Management, TIAA and its affiliates — 2004 to Present, Mellon Transition Management Services — 2001 to 2004.	2004	1987	2004

MONEY MARKET ACCOUNT

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Michael F. Ferraro, CFA Director	Fixed Income Security Selection — Trader/Research	Investment Management, TIAA and its affiliates — 1998 to Present.	1998	1974	1998

          The Accounts’ SAI provides additional disclosure about the compensation structure of each of the Account’s portfolio managers, the other Accounts they manage, total assets in those Accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Accounts they manage.

ADDING, CLOSING OR SUBSTITUTING ACCOUNTS

          CREF can add or close Accounts, substitute one Account for another, combine Accounts, discontinue Accounts and suspend the acceptance of premiums and/or transfers into an Account. Depending on the terms of an employer’s retirement plan or your contract, CREF can also restrict whether and how we offer an Account. If an Account is closed or we stop accepting premiums into that Account, we will notify participants and request that they allocate premiums

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and/or transfer accumulations to another Account. If you’re notified of such a change and do not respond, we will place any premiums, accumulations, or annuity income affected by the change in the Money Market Account. Unless required by law, CREF will not close, substitute for or stop accepting premiums and transfers to the Stock and Money Market Accounts. (Please see, however, the terms of your employer’s plan for availability of these and other Accounts.)

THE ANNUITY CONTRACTS

          CREF offers contracts for the following types of variable annuities:

          RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

          Depending on the terms of your employer’s plan, RA premiums can be paid by your employer, you, or both. GRA premiums can only be paid by your employer. If you are paying some or all of the periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. Your employer may offer you the option of making contributions in the form of after-tax Roth IRA–style contributions, though you won’t be able to take tax deductions for these contributions. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract.

          Your GRA premiums can be from pre-tax or after-tax contributions. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.

          SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans. SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and CREF. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Your employer may offer you the option of making contributions in the form of after-tax Roth IRA–style contributions, though you won’t be able to take tax deductions for these contributions. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

          Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that, unlike GRAs, they are issued directly to your employer or your plan’s trustee. Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

          GA (Group Annuity) and Institutionally Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee. Your employer pays premiums directly to CREF. Your employer or the plan’s trustee may control the allocation of contributions

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and transfers to and from these contracts. If a GA or Institutionally Owned GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

          Classic and Roth IRAs: You and your spouse can each open a Classic IRA with an annual contribution of up to $4,000 each or by rolling over funds from another IRA or an eligible retirement plan, if you meet our eligibility requirements. If you are age 50 or older, you may contribute up to $5,000. The combined limit for your contribution to a Classic IRA and a Roth IRA for a single year is $4,000, or $5,000 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2007; different dollar limits may apply in future years.)

          You or your spouse can each open a Roth IRA with an annual contribution of up to $4,000 or with a rollover from another IRA or a Classic IRA issued by CREF, if you meet our eligibility requirements. If you are age 50 or older, you may contribute up to $5,000. The combined limit for your contributions to a Classic IRA and a Roth IRA for a single year is $4,000, or $5,000 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2007; different dollar limits may apply in future years.)

          Both Classic and Roth IRAs are issued directly to you. Joint accounts are not permissible.

          Classic and Roth IRAs may together be referred to as “IRAs” in this prospectus.

          Your employer may offer SEP IRAs (Simplified Employee Pension Plans), which are subject to different rules.

          Keogh Contracts: CREF also offers contracts under Keogh plans. A self-employed individual who owns an unincorporated business can use our Keogh contracts for a Keogh plan, and cover common law employees, subject to our eligibility requirements.

          ATRA (After-Tax Retirement Annuity): The after-tax retirement annuities (ATRA) are individual non-qualified deferred annuity contracts, issued to participants who are eligible and would like to remit personal premiums under the contractual provisions of their RA contract. To be eligible, you must have an active and premium-paying or paid up RA contract. Note that the tax rules governing these non-qualified contracts differ significantly from the treatment of qualified contracts. See “Taxes,” below for more information.

          Eligibility for IRAs and Keogh Contracts: You and your spouse can open a Classic or Roth IRA or use our Keogh contracts if you are a current or retired employee or a trustee of an eligible institution, or if you own a TIAA or CREF annuity contract or a TIAA individual insurance contract. To be considered a retired employee for this purpose, an individual must be at least 55 years old and have completed at least 3 years of service at an eligible institution. In the case of partnerships, at least half the partners must be eligible individuals and the partnership itself must be primarily engaged in education or research.

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          State Regulatory Approval: State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

STARTING OUT

          Generally, we will issue a CREF contract when we receive a completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we will generally invest the money in the Money Market Account until we receive your form (some employer plans may have a different default). When the completed form arrives, we will transfer the appropriate amounts to the accounts you’ve specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.

          If your application or enrollment form is incomplete, or if your allocations violate employer plan restrictions or total more than 100%, we will invest premiums remitted by your employer in the Money Market Account (some employer plans may have a different default). After we receive a complete and correct application, we will follow your allocation instructions for future premiums. However, in this situation, you must request that we transfer any premiums invested in the Money Market Account to your Account choices. Such transfers will be made as of the end of the business day we receive your request.

          CREF generally does not currently restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions. Your employer’s retirement plan may limit your premium amounts. There may also be restrictions on remitting premiums to an IRA. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.

          If you want to directly contribute personal premiums under the contractual provisions of your RA contract, you will be issued an ATRA contract. Premiums and any earnings on the ATRA contract will not be subject to your employer’s retirement plan. The only restrictions relating to these premiums are in the contract itself. The Inflation-Linked Bond Account is not available for premiums that you pay directly to an ATRA contract.

          In most cases, CREF accepts premiums to a contract during your accumulation period. Once your first premium has been paid, your CREF contract cannot lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA, Retirement Choice/Retirement Choice Plus, GSRA, GA, Keogh and Institutional GSRA contracts at any time.

          Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the Account owner cannot be identified from the face of the check.

          We will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

          To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an Account.

          What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number and driver’s license or certain other identifying documents. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

CHOOSING AN ACCOUNT

          After you receive your contract, you can allocate your premiums among the CREF Accounts unless your employer’s plan blocks some Accounts. With RAs, GRAs, GSRAs or Keoghs, your employer cannot block the Stock or Money Market Accounts. Allocations you make to an ATRA, SRA or IRA are not subject to your employer’s plan. You can change your allocation for future premiums by:

•	writing to our home office;

•	using the TIAA-CREF Web Center’s Account access feature at www.tiaa-cref.org; or

•	calling our Automated Telephone Service (24 hours a day) at 800 842-2252.

DETERMINING THE VALUE OF YOUR CONTRACT — ACCUMULATION UNITS

          To determine the amount of money in your account, we use a measure called an accumulation unit. Each payment to your contract, which is credited at the end of the business day in which we receive it in good order, buys a number of accumulation units. This date, as well as the date that any order to sell accumulation units is received in good order is called the “effective date.” Premiums received may be processed after the effective date. Similarly, orders to sell accumulation units may be processed after the effective date. In the event there are market fluctuations between the effective date and the processing date, participants will receive the effective date price. The difference between the value of the units on the effective date and the processing date is an expense of TIAA-CREF Individual & Institutional Services, LLC. This expense, together with similar expenses associated with pension transactions utilizing other pension products provided by TIAA or its affiliates, is apportioned to CREF pursuant to its reimbursement agreement with TIAA-CREF Individual & Institutional Services, LLC. The accumulation unit value for each account depends on the Account’s investment performance and its expenses. We calculate accumulation unit values at the end of each valuation day. The number of accumulation units you own equals your accumulation in an Account divided by the accumulation unit value for that Account. To determine accumulation unit values for

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transfers and cash withdrawals, we use the unit values calculated at the end of the business day on which we receive your completed request and required documents.

IF YOU NEED TO CANCEL

          You may cancel any RA, SRA, Classic IRA, Roth IRA, ATRA or Keogh contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which this contract is issued. To cancel a contract, mail or deliver the contract with a signed Notice of Cancellation (available by contacting CREF) to our home office. We will cancel the contract, then send some or all of the current accumulation or premiums, depending on the state in which your contract was issued, to whomever originally submitted the premiums.

HOW WE VALUE ASSETS

          We calculate the value of the assets in each Account as of the close of every valuation day. We use market quotations or independent pricing services to value securities and other instruments. If these are not readily available, we will value the securities using “fair value,” as determined in accordance with procedures adopted by the CREF Board of Trustees. We may also use “fair value” in certain other circumstances. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the time as of which an Account’s accumulation unit value is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities, which could have an effect on an Account’s accumulation unit value.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we believe the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Account to the detriment of long-term investors, it does eliminate some of the certainty in pricing obtained by using actual market prices.

          Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price

44  |  Prospectus  College Retirement Equities Fund

reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we believe the last market quotation is not readily available or we believe it does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Account) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          We value the Money Market Account’s portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Account’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

          Generally, CREF allows you to move your money to and from the CREF Accounts in the following manner:

•	Among the CREF Accounts;

•	From the CREF Accounts to the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity;

•	To the CREF Accounts from the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity (subject to certain restrictions under the terms of those contracts);

•	From the CREF Accounts to other companies;

•	To the CREF Accounts from other companies/plans;

•	By withdrawing cash; or

•	By setting up a program of systematic withdrawals and transfers.

          These options may be limited by the terms of your employer’s plan, by current tax law or by the terms of you contract, as set forth below. Transfers and cash withdrawals from a CREF Account must be at least $1,000 or your entire accumulation, if less. Transfers from the TIAA Real Estate Account or other TIAA separate accounts to CREF Accounts are limited to once per calendar quarter. Transfers and cash withdrawals are currently free. CREF can place restrictions on transfers or charge fees for transfers and withdrawals in the future.

          Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have

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transfers and withdrawals take effect at the end of any future business day. For any transfers to TIAA’s traditional annuity, the crediting rate will be the rate in effect at the close of business of the first day that you participate in TIAA’s traditional annuity, which is the next business day after the effective date of the transfer.

SYSTEMATIC WITHDRAWALS AND TRANSFERS

          If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from an Account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

          Subject to the conditions below, you can transfer some or all of your accumulation from one CREF Account to another Account, to TIAA’s Traditional Annuity, to the TIAA Real Estate Account, to mutual funds or to another TIAA annuity offered under the terms of your plan. You can also transfer from the TIAA Traditional Annuity, the TIAA Real Estate Account or another TIAA annuity offered under your employer’s plan to CREF contracts.

          Under RA, GSRA, GRA, Retirement Choice, Retirement Choice Plus and Keogh contracts, your employer’s plan may restrict transfers to any CREF Account, except, for some contracts, the Stock and Money Market Accounts. Under SRA and IRA contracts, you can transfer funds without employer restrictions among the CREF Accounts and to TIAA. If your institution offers a plan funded with GSRA contracts, you can also transfer CREF funds between SRA and GSRA contracts. Amounts held under an ATRA contract cannot be transferred to or from any retirement plan contract.

          Transfers from the TIAA Real Estate Account to a CREF Account are limited to once every calendar quarter. Transfers to a CREF Account from the TIAA Traditional Annuity under RA, GRA or Retirement Choice contracts can only be effected over a period of time (up to 10 years), and may be subject to other limitations, as specified in your contract.

TRANSFERS FROM OTHER COMPANIES/PLANS

          Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your CREF contract. You may also roll over before tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Similarly, you can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer’s plan. Similarly, subject to your employer’s plan, you may be able to roll over funds

46  |  Prospectus  College Retirement Equities Fund

from 401(a), 403(a), and 403(b) and governmental 457(b) plans to a CREF Classic IRA, or subject to applicable income limits, from an IRA containing funds originally contributed to such plans, to either a CREF Classic or Roth IRA. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account, respectively, or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

TRANSFERS TO OTHER COMPANIES

          If you have an RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh contract, your right to transfer your money to a company other than CREF may depend on your employer’s retirement plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA contract to another company. You may also be able to transfer accumulations in SRA, GSRA, IRA or Keogh contracts to another company subject to certain tax restrictions. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account, respectively, or to a Roth IRA, as permitted by applicable law and the terms of the plans.

          Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an Account and apply it to another Account or investment option, subject to the terms of your plan, and without your consent.

WITHDRAWALS

          You can withdraw some or all of your RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh accumulations subject to your employer’s plan and certain tax restrictions. You can also withdraw some or all of your SRA or IRA accumulations subject to certain tax restrictions. You cannot withdraw money from a contract if you have already applied that money to begin receiving lifetime annuity income from that contract.

          If you have a small account value (under $4,000) when you leave your employer or retire, your employer’s plan may allow you to have CREF cash out some or all of your RA.

          Under current federal tax law, salary reduction money (and the income on that money) cannot be withdrawn under your retirement plan that are held in your CREF contracts unless you are age 59½, leave your job, become disabled, or die. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred to CREF from a 403(b)(7) custodial Account. If your employer’s plan permits, you may also be able to withdraw salary reduction money for certain hardships as defined under the Internal Revenue Code, but in that case you can withdraw only premiums, not earnings.

College Retirement Equities Fund  Prospectus  |  47

          Under current federal tax law, withdrawals from 457(b) plans are not permitted earlier than the calendar year in which you reach age 70½, leave your job or are faced with an unforeseeable emergency (as defined by law). In addition, there are generally no early withdrawal tax penalties (i.e., no 10% excise tax on distributions prior to age 59½).

          If you’re married, you may be required by law or by your employer’s plan to show us advance written consent from your spouse before we make certain transactions on your behalf.

          Special rules and restrictions apply to IRAs.

WITHDRAWALS TO PAY ADVISORY FEES

          You can set up a program to have monies withdrawn directly from your retirement plan (if your employer’s plan allows) or IRA accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these withdrawals, including how and from which Accounts you want these monies to be withdrawn. Before you set up this program, make sure you understand the possible tax consequences of these withdrawals. See the discussion under “Taxes” below.

HOW TO MAKE TRANSFERS OR WITHDRAWALS

          To request a transfer or withdrawal, you can do one of the following:

•	write to CREF’s home office;

•	call us at our Automated Telephone Service at 800 842-2252; or

•	for internal transfers, using the TIAA-CREF Web Center’s Account access feature at www.tiaa-cref.org.

          You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing.

          There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

LIMITATIONS

          Federal law requires us to obtain, verify and record information that identifies each person who opens an Account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your Account.

48  |  Prospectus  College Retirement Equities Fund

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are participants who may try to profit from transferring money back and forth among the CREF Accounts, the TIAA Real Estate Account and mutual funds available under the terms of your plan, in an effort to “time” the market. As money is shifted in and out of these funds and accounts, the Accounts incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate the costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the Global Equities Account.

          The Board of Trustees has adopted policies and procedures to discourage market-timing activity. Under these policies and procedures, participants who make more than three transfers during a calendar month out of any one of the TIAA or CREF Accounts or the TIAA-CREF mutual funds available under your plan (other than the Money Market Account), will be sent a warning to discontinue the level of transfer activity. Once warned, if a participant makes more than three transfers in a calendar month, we will suspend the participant’s ability to make telephone, fax and internet transfers for a six-month period.

          In addition, we will not accept any transfer requests into or out of the Global Equities Account submitted electronically (i.e., over the Internet, by telephone, or by fax) between 2:30 p.m. and 4:00 p.m. Eastern Time. All those transfer requests will be rejected. We will, however, give you the option of resubmitting the request to be effective on a later business day. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the NYSE is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at any time without advance notice.

          We also fair value price our international portfolio securities when necessary to assure that the Account prices accurately reflect the value of the portfolio securities held by the Accounts as of 4:00 p.m. Eastern Time, thereby minimizing any potential stale price arbitrage by market timers.

          In addition to these specific policies, we can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. Because we have discretion in applying this policy, it is possible that similar transfer activity could be handled differently because of the surrounding circumstances.

          CREF seeks to apply its market timing policies and procedures uniformly to all Account participants. No exceptions are currently made with respect to these policies and procedures.

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          The Accounts are not appropriate for market timing. You should not invest in the Accounts if you want to engage in market timing activity.

          Participants seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that CREF or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected Account.

WHEN YOU ARE READY TO RECEIVE YOUR ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

          You can receive an income stream from all or part of an accumulation in any CREF Account. Generally you must be at least age 59½ to begin receiving annuity income other than from a lifetime annuity. Otherwise, you may have to pay a 10% penalty tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules of the Internal Revenue Code. Your employer’s plan may restrict when you can begin income payments. Also, you cannot begin a life annuity after age 90 or a joint life annuity after either you or your annuity partner reaches age 90.

          Your income payments may be paid out from the CREF Accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually cannot change your income option or annuity partner for that payment stream.

          Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

          Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. We calculate initial income based on:

•	the amount of money you have accumulated in an Account;

•	the income option or options you choose; and

•	an assumed annual investment return of 4% and, for life annuities, mortality assumptions for you and your annuity partner, if you have one.

          Your payments change after the initial payment primarily based on net investment results and expenses for an Account and the mortality experience for the income change method in that Account.

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          There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an Account during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. The total value of your annuity payments may be more or less than your total premiums.

IMPACT OF MORTALITY EXPERIENCE ON ANNUITY PAYMENTS

          How much you or your beneficiary receive in annuity payments from any Account will depend in part on the mortality experience of the annuity fund (annually revalued or monthly revalued) from which the payments are made. For example, if the people receiving income from an Account’s annually revalued annuity fund live longer, as a group, than expected, the amount payable to each will be less than if they as a group die sooner than expected. So the “mortality risk” of each CREF Account’s annuity fund falls on those who receive income from it. See “Annuity Payments” in the SAI.

ANNUITY STARTING DATE

          Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you have picked. If something is missing, we’ll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

          Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

ANNUITY INCOME OPTIONS

          Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer’s plan, tax law, and ERISA may limit which income options you can use to receive income from an RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh contract. Ordinarily you will choose your income options shortly before you want payments to begin but you can make or change your choice anytime before your annuity starting date.

          All CREF income options provide variable payments, and the amount of income you receive depends in part on the investment experience of your chosen accounts. The current options are:

•	One-Life Annuity: Pays income for as long as you live. It is possible for you to receive only one payment if you die less than a month after payments start.

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•

Annuity with 10-, 15-, or 20-Year Guaranteed Period: Pays income for as long as you live but no less than the guaranteed period. (The 15-Year Guaranteed Period option is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from 2 to 30 years. (This option may vary or may not be available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period—full benefit to survivor, two-thirds benefit to survivor and a half-benefit to annuity partner. Under the two-thirds benefit to survivor annuity, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”) Annuity: Generally available only if you must begin annuity payments under the Internal Revenue Code’s minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact CREF for more information.) The option pays an amount designed to fulfill distribution requirements under federal tax law. You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90 (and subject to applicable plan and legal restrictions), you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal is available under your contract). (This option is not available under all contracts.)

          For any of the income options described above, under current federal tax law, your guaranteed period cannot exceed the joint life expectancy of you and your beneficiary or annuity partner. If you are married at your annuity start date, you may be required by law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right.

          Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

          Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single-sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. (This does not apply to IRAs.) Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any CREF Account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties.

          If you have not picked an income option when the annuity starting date arrives for your contract, CREF usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan. If

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you’re married, we may assume for you a two-life annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner. If you have not picked an income option when the annuity starting date arrives for your IRA, we may assume you want the minimum distribution annuity.

TRANSFERS DURING THE ANNUITY PERIOD

          Once each calendar quarter, you can transfer income payable from one CREF Account to a comparable annuity such as another CREF Account, the TIAA Traditional annuity, another TIAA annuity or the TIAA Real Estate Account. A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.

          Annuitants receiving income from TIAA lifetime annuities may transfer some or all of their income to comparable lifetime annuities funded through the Stock, Global Equities, Growth, Equity Index or Social Choice Accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in installments annually over a five-year period may also be chosen. Once income has been transferred from TIAA, subsequent transfers may be made only among the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts. Transfers to other CREF Accounts or back to TIAA will not be permitted. We will process the transfer on the business day we receive your request unless you’ve asked that the transfer take effect on another future business day.

          Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 that is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. Under this method, we value annuity units on the 20th of each month or on the preceding business day if the 20th is not a business day. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

DEATH BENEFITS

CHOOSING BENEFICIARIES

          Death benefits under CREF annuity contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

          Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death,

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federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

          If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

          To authorize payment and pay a death benefit, we must have received all necessary forms and documentation, including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

          Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also block your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can block any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan. We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as estates, charities and certain trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically tell us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

          Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Accumulation-Unit Deposit Option, which pays a lump sum at the end of a fixed period, ordinarily two to five years, during which period the value of the accumulation units deposited may vary based on the performance of the

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relevant CREF Accounts (generally $5,000 minimum death benefit value) (This option is not available under all contracts); and

•

Minimum Distribution Option (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. It operates in much the same way as the minimum distribution annuity income option. It is possible under this method that your beneficiary will not receive income for life.

          Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

PAYMENTS DURING ANNUITY PERIOD

          If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

          Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below, and the SAI.

EMPLOYER PLAN FEE WITHDRAWALS

          Your employer may, in accordance with the terms of your plan, and with CREF’s approval, withdraw amounts from your CREF accumulations under your Retirement Choice or Retirement Choice Plus contract, and, on a limited basis, on your GRA or GSRA, GA or Keogh contract to pay fees associated with the administration of the plan. CREF also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. CREF will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after its effective date. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.

          If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

TIMING OF PAYMENTS

          In general, we will make the following types of payments within seven calendar days after we’ve received the information we need to process a request:

•	cash withdrawals;

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•	transfers to TIAA or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

          The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency.

TAXES

          This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

          During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth IRA contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the CREF Accounts also are not taxed.

          Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth IRA after-tax contributions to 403(b) and 401(k) plans are limited in the aggregate to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older). Contributions to Classic IRAs and Roth IRAs, other than rollover contributions, cannot generally exceed $4,000 per year ($5,000 per year if you are age 50 or older).

          The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

          Note that the dollar amounts listed above are for 2007; different dollar limits may apply in future years.

          Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a) or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five

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taxable years beginning with the year in which the conversion was made. You will not have to pay this tax in certain circumstances. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from an IRA, 401(a)/403(a), or 403(b) plan. Consult your tax advisor for more information.

          Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or if later, retirement. For CREF Classic IRAs, and with respect to 5% or more owners of the business covered by a Keogh plan, payments must begin by April 1 of the year after you reach age 70½. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. Roth IRAs are generally not subject to these rules requiring minimum distributions during your lifetime. You are responsible for requesting distributions that comply with the minimum distribution rules.

          Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as payments from IRAs, lifetime annuity payments, or minimum distribution payments.

          For the taxable portion of non-eligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

SPECIAL RULES FOR AFTER-TAX RETIREMENT ANNUITIES

          If you paid premiums directly to an RA and the premiums are not subject to your employer’s retirement plan, or if you have been issued an ATRA contract, the following general discussion describes our understanding of current federal income tax law that applies to these accumulations. This discussion does not apply to premiums paid on your behalf under the terms of your employer’s retirement plan. It also does not cover every situation and does not address all possible circumstances.

          In General: These annuities are generally not taxed until distributions occur. When distributions occur, they are taxed as follows:

•	Withdrawals, including withdrawals of the entire accumulation under the contract, are generally taxed as ordinary income to the extent that the

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contract’s value is more than your investment in the contract (i.e., what you have paid into it).

•

Annuity payments are generally treated in part as taxable ordinary income and in part as non-taxable recovery of your investment in the contract until you recover all of your investment in the contract. After that, annuity payments are taxable in full as ordinary income.

          Required Distributions: In general, if you die after you start your annuity payments but before the entire interest in the annuity contract has been distributed, the remaining portion must be distributed at least as quickly as under the method in effect on the date of your death. If you die before your annuity payments begin, the entire interest in your annuity contract generally must be distributed within five years after your death, or be used to provide payments that begin within one year of your death and that will be made for the life of your designated beneficiary or for a period not extending beyond the life expectancy of your designated beneficiary. The “designated beneficiary” refers to a natural person you designate and to whom ownership of the contract passes because of your death. However, if the designated beneficiary is your surviving spouse, your surviving spouse can continue the annuity contract as the new owner.

          Death Benefit Proceeds: Death benefit proceeds are taxed like withdrawals of the entire accumulation in the contract if distributed in a single sum and are taxed like annuity payments if distributed as annuity payments. Your beneficiary may be required to take death benefit proceeds within a certain time period.

          Penalty Tax on Certain Distributions: You may have to pay a penalty tax (10% of the amount treated as taxable income) on distributions you take prior to age 59½. There are some exceptions to this rule, however. You should consult a tax advisor for information about those exceptions.

          Withholding: Annuity distributions are generally subject to federal income tax withholding but most recipients can usually choose not to have the tax withheld.

          Certain Designations or Exchanges: Designating an annuitant, payee or other beneficiary, or exchanging a contract may have tax consequences that should be discussed with a tax advisor before you engage in any of these transactions.

          Multiple Contracts: All non-qualified deferred annuity contracts issued by us and certain of our affiliates to the same owner during a calendar year must generally be treated as a single contract in determining when and how much income is taxable and how much income is subject to the 10% penalty tax (see above).

          Diversification Requirements. The investments of each Account must be “adequately diversified” in order for the ATRA Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each Account will satisfy these diversification requirements.

          Owner Control. In certain circumstances, owners of non-qualified variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains

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attributable to the variable account assets. While we believe that the ATRA Contracts do not give you investment control over assets in the Accounts or any other separate account underlying your ATRA Contract, we reserve the right to modify the ATRA Contracts as necessary to prevent you from being treated as an owner of the assets in an Account.

FEDERAL ESTATE TAXES

          While no attempt is being made to discuss the federal estate tax implications of any contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

SPECIAL RULES FOR WITHDRAWALS TO PAY ADVISORY FEES

          If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401 or 403 retirement plan or an IRA;

•

your financial advisor’s payment is only made from the accumulations in your retirement plan or IRA, as applicable, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan or IRA, as applicable, and not from any other source.

          However, withdrawals to pay advisory fees to your financial advisor from your accumulations under an ATRA Contract will be treated as taxable distributions.

GENERATION-SKIPPING TRANSFER TAX

          Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service (“IRS”).

RESIDENTS OF PUERTO RICO

          The IRS has announced that income received by residents of Puerto Rico is U.S.-source income that is generally subject to United States federal income tax.

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ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

          The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers who are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS

          CREF may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX CONSEQUENCES OF ALLOCATING TO THE CREF INFLATION-LINKED BOND ACCOUNT UNDER A CREF ANNUITY FOR SELF-REMITTED NON-QUALIFIED FUNDS

          If you have a CREF contract which was set up only to receive self-remitted non-qualified funds (i.e., money that is not part of a pension plan that you remit to us directly) and you allocate any such funds to the CREF Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the contract are not eligible for tax deferral. You may therefore be required to pay taxes on such earnings when you allocate funds under the contract to the Inflation-Linked Bond Account.

ADDITIONAL INFORMATION

          Customer Complaints: Customer complaints may be directed to our Participant Relations Unit, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800 842-2776.

          Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

          Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check your account balances, transfer between Accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and social security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable

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procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

          To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF Web Center at www.tiaa-cref.org.

          We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

          Your Voting Rights: Generally, as a participant in CREF Accounts, you can vote to elect CREF trustees, on any change in investment objective and fundamental investment policies, and on any other matter requiring a participant vote.

          Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

          Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a CREF contract to someone else.

          Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

          GA (Group Annuity) Contracts: If a GA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments may be different, and are determined by your plan. Contact your employer or plan administrator for more information.

          Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die or leave your job in the state’s public institutions of higher education.

          Householding: To lower expenses and eliminate duplicate documents sent to your home, we will mail only one copy of the CREF prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 877 518-9161.

          Distribution: The distributor of CREF contracts is TIAA-CREF Individual & Institutional Services, LLC (“Services”). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (“NASD”). Teachers Personal Investors Services, Inc. (“TPIS”), also registered with the SEC and a member of the NASD, may also distribute CREF contracts on a limited basis. Services and TPIS are subsidiaries of TIAA. Their address is 730 Third Avenue, New York, NY 10017-3206. No commissions are paid for distribution of CREF contracts.

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Table of Contents for the Statement of Additional Information

B-2	CREF and its Operations

B-2	Investment Restrictions

B-3	Description of Corporate Bond Ratings

B-5	Description of Fixed-Income Instruments

B-8	Investment Policies and Risk Considerations

B-8	Liquidity Facility

B-8	Options and Futures

B-11	Firm Commitment Agreements and Purchase of “When Issued” Securities

B-11	Pass-Through Securities

B-12	Lending of Securities

B-13	Repurchase Agreements

B-13	Currency Transactions

B-14	Swap Transactions

B-14	Segregated Accounts

B-15	Special Considerations Affecting Foreign Investments

B-18	Other Investment Techniques and Opportunities

B-19	Portfolio Turnover

B-19	Valuation of Assets

B-20	Disclosure of Portfolio Holdings

B-21	Management

B-21	CREF Trustees and Officers

B-25	CREF Trustee and Officer Compensation

B-26	Proxy Voting Policies

B-27	Investment Advisory and Related Services

B-27	Personal Trading Policy

B-27	Information About the Accounts’ Portfolio Management Teams

B-27	Structure of Compensation for Portfolio Managers

B-28	Additional Information Regarding Portfolio Managers

B-30	Potential Conflicts of Interest of Investment Management and Portfolio Managers

B-30	Custody of Portfolio

B-30	Independent Registered Public Accounting Firm

B-30	Brokerage Allocation

B-32	Accumulation Unit Values

B-33	Annuity Payments

B-34	Periodic Reports

B-34	Voting Rights

B-34	General Matters

B-35	State Regulation

B-35	Legal Matters

B-35	Experts

B-35	Federal Income Taxes

B-37	Additional Information

B-37	Financial Statements

B-38	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

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HOW TO REACH US

BY MAIL

Send all notices, forms, requests or payments to this address

TIAA-CREF
P.O. Box 1259
Charlotte, NC 28201

TIAA-CREF WEBSITE

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER

Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
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9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER

TIAA-CREF mutual funds, after-tax annuities and life insurance

800 223-1200
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FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755
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9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF BROKERAGE SERVICES

Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

800 927-3059
8 a.m. to 7 p.m. ET, Monday–Friday

TIAA-CREF TRUST COMPANY, FSB

Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
9 a.m. to 6 p.m. ET, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.

Tuition financing programs

888 381-8283
8 a.m. to 10 p.m. ET, Monday–Friday

ADVISOR SERVICES

888 842-0318
8 a.m. to 7:30 p.m. ET, Monday–Friday

©2007 Teachers Insurance and Annuity Association– College Retirement Equities Fund (TIAA-CREF), New York, NY 10017-3206

Printed on recycled paper	A10849 5/07

STATEMENT OF ADDITIONAL INFORMATION

Individual, Group and Tax-Deferred Variable Annuities
Issued by

COLLEGE RETIREMENT EQUITIES FUND

MAY 1, 2007

The current prospectus dated May 1, 2007 (the “Prospectus”) with respect to the variable annuity contracts or certificates (the “contracts”) is available without charge upon written or oral request to College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; Telephone 877 518-9161. Terms used in the Prospectus are incorporated in this Statement of Additional Information (“SAI”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS DATED MAY 1, 2007.

Table of Contents

B-2	CREF and its Operations

B-2	Investment Restrictions
B-3	Description of Corporate Bond Ratings
B-5	Description of Fixed-Income Instruments
B-8	Investment Policies and Risk Considerations
B-8	Liquidity Facility
B-8	Options and Futures
B-11	Firm Commitment Agreements and Purchase of “When Issued” Securities
B-11	Pass-Through Securities
B-12	Lending of Securities
B-13	Repurchase Agreements
B-13	Currency Transactions
B-14	Swap Transactions
B-14	Segregated Accounts
B-15	Special Considerations Affecting Foreign Investments
B-18	Other Investment Techniques and Opportunities

B-19	Portfolio Turnover

B-19	Valuation of Assets

B-20	Disclosure of Portfolio Holdings

B-21	Management
B-22	CREF Trustees and Officers
B-25	CREF Trustee and Officer Compensation

B-26	Proxy Voting Policies

B-27	Investment Advisory and Related Services
B-27	Personal Trading Policy

B-27	Information About the Accounts’ Portfolio Management Teams
B-27	Structure of Compensation for Portfolio Managers
B-28	Additional Information Regarding Portfolio Managers
B-30	Potential Conflicts of Interest of Investment Management and Portfolio Managers
B-30	Custody of Portfolio
B-30	Independent Registered Public Accounting Firm

B-30	Brokerage Allocation

B-32	Accumulation Unit Values

B-33	Annuity Payments

B-34	Periodic Reports

B-34	Voting Rights

B-34	General Matters

B-35	State Regulation

B-35	Legal Matters

B-35	Experts

B-35	Federal Income Taxes

B-37	Additional Information

B-37	Financial Statements

B-38	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

CREF AND ITS OPERATIONS

          CREF is unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called “separate accounts.” The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from any insurance company, including Teachers Insurance and Annuity Association (“TIAA”), its companion organization. Investment advisory, distribution and administrative services are provided for CREF under agreements with two nonprofit subsidiaries of TIAA.

          CREF is an “open-end” diversified management investment company that issues variable annuity contracts to residents of all fifty states, the District of Columbia, Puerto Rico, U.S. territories and foreign countries. CREF is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). CREF is also subject to the Not-For-Profit Corporation Law of New York and to regulation of the New York Insurance Department and insurance departments in several other jurisdictions.

INVESTMENT RESTRICTIONS

          Pursuant to CREF’s Charter (the “Charter”), none of the investment funds (the “Accounts”) will invest in any common stocks or shares of any corporation, joint stock association or business trust in an amount in excess of a specified percentage, not to exceed 10% (except with the approval of the New York State Insurance Department) of voting shares of such institution, that would cause any a specified institution to be controlled by, or become a subsidiary of, CREF, as defined in the Insurance Law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF’s Overseers and only if the New York State Superintendent of Insurance certifies the amendment as lawful and equitable.)

          The following restrictions, not set forth in CREF’s Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account:

1.	None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

2.

Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

3.

The Stock, Global Equities, Bond Market, Social Choice and Money Market Accounts, will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account’s total assets, taken at market value at the time of borrowing.

          The Growth, Equity Index and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33 1/3% of the Account’s total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not

B-2  |  Statement of Additional Information  College Retirement Equities Fund

exceeding 5% of the Account’s total assets taken at market value at the time of borrowing.

          Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

4.	None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

5.

None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

6.

None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

7.

None of the Accounts will make an investment in an industry if after giving effect to that investment the Account’s holding in that industry would exceed 25% of the Account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric, and telephone each will be considered a separate industry);

8.

The Stock, Global Equities, Growth, Equity Index and Money Market Accounts will not purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 below (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

9.	None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

10.

None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company’s outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account’s total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account’s ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

11.

None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may make loans of portfolio securities not exceeding 33 1/3% of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the contracts, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

12.

None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

13.

Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures that are not listed on an exchange; or

14.

None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

DESCRIPTION OF CORPORATE BOND RATINGS

          Description of corporate bond ratings of Moody’s Investors Service, Inc. (“Moody’s”):

          Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise

College Retirement Equities Fund  Statement of Additional Information  |  B-3

what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

          A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

          Baa—Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba—Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B—Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa—Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca—Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C—Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond-rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Description of corporate bond ratings of Standard & Poor’s Ratings Group (“S&P”):

          AAA—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is very strong.

          AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A—Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB-B-CCC-CC-C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

          BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

          B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

          CCC—Debt rated “CCC” has currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

          CC—The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

          C—The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI—The rating “CI” is reserved for income bonds on which no interest is being paid.

          D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Generally, investment-grade debt securities are those rated “Baa3” or higher by Moody’s or “BBB-” or higher by S&P.

B-4  |  Statement of Additional Information  College Retirement Equities Fund

DESCRIPTION OF FIXED-INCOME INSTRUMENTS

          A debt instrument held by an Account will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Account’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Account holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Account’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Account from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Account’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally recognized statistical ratings organizations’ (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by TIAA-CREF Investment Management, LLC (“Investment Management”) as one of many criteria for the selection of portfolio securities on behalf of the Accounts, Investment Management also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by an Account, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by an Account. Although neither event will require the sale of the securities by an Account, Investment Management will consider the event in its determination of whether the Account should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Accounts will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Accounts may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, an Account only invests in U.S. Government securities when Investment Management determines that the credit risk associated with the obligation is suitable for the Account.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high yield” or “junk” bonds. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Investment Management’s success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Account invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Accounts’ accumulation unit value. In addition, an Account may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          An Account may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Investment Management anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Accounts to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available,

College Retirement Equities Fund  Statement of Additional Information  |  B-5

lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by an Account, have its rating lowered due to the deterioration of the issuer’s financial position. Investment Management may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Investment Management compares them.

          Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Accounts (other than the Money Market Account) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Accounts may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Accounts may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Accounts have no arrangement with any person concerning the acquisition of such securities, and Investment Management will carefully review the credit and other characteristics pertinent to such new issues. An Account may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by an Account. Such participation may subject an Account to expenses such as legal fees and may make an Account an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict an Account’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Account on such committees also may expose the Account to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An Account would participate on such committees only when Investment Management believes that such participation is necessary or desirable to enforce an Account’s rights as a creditor or to protect the value of securities held by an Account.

          Corporate Debt Securities. An Account may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Accounts may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Account will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of an Account, from borrowings or by liquidation of portfolio securities, if necessary, at a time that an Account otherwise would not have done so. To the extent an Account is required to liquidate thinly-traded securities, an Account may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Account to pay distributions, the Account will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Some

B-6  |  Statement of Additional Information  College Retirement Equities Fund

of the Accounts may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          An Account may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Account may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development bank and the Inter-American Development Bank.

          The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          Some Accounts may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities. Some Accounts may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of an Account’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

          An Account may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Account may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          An Account may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that an Account is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

LIQUIDITY FACILITY

          Borrowing and Lending Among Affiliates. A number of Accounts participate in a $1.5 billion unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain Accounts or Funds of the TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Teachers Advisors, Inc., (“Advisors”) an affiliate of Investment Management, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating CREF Accounts. Interest associated with any borrowing under the facility will be charged to the borrowing Accounts at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

          If an Account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes an Account to special risks, including greater fluctuations in net asset value in response to market changes.

OPTIONS AND FUTURES

          The Accounts (other than the Money Market Account) may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. None of the Accounts is required to hedge any investments.

          Options. Option-related activities could include (1) selling covered call option contracts, and purchasing call option contracts for the purpose of a closing purchase transaction; (2) the buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities, and on futures on groups of securities and buying of similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and an Account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

          A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit an Account if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          An Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium

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for the call option purchased by the Account, the Account will realize a profit or loss on the transaction.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, an Account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          An Account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Account would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in a general market or market sector decline that may adversely affect the market value of an Account’s portfolio of securities. To the extent that an Account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before an Account deals in any option.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          To the extent permitted by applicable regulatory authorities, an Account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

          Futures. A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—an Account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract assuming a “short” position, it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Account. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from company-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, each of the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, these Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, these Accounts will be affected to a lesser degree by adverse

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overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, the Account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position that will operate to terminate the Account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. CREF will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of an Account’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts by an Account for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account’s portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, CREF believes that over time the value of the Account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the Account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market and, as a result, the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Investment Management still may not result in a successful hedging transaction over a very short time period.

          The Accounts may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions which permit the Accounts to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The CREF Accounts have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial

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margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of each Account’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

          Options and futures transactions may increase an Account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN ISSUED” SECURITIES

          The Accounts may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Accounts may purchase, for example, new issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces the Accounts’ risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated.

          When the Accounts enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Accounts at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Accounts to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Accounts are obligated to purchase such securities they will be required to segregate assets (see “Segregated Accounts,” below).

PASS-THROUGH SECURITIES

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Accounts may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Accounts may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage-Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Account’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Account may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Investment Management determines that the securities meet the Account’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

          Collateralized Mortgage Obligations (“CMOs”) are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs

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provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Accounts may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Accounts may invest in asset-backed securities that are unrelated to mortgage loans. To date, several types of asset-backed securities have been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Mortgage Dollar Rolls. Some Accounts may enter into mortgage “dollar rolls” in which the Account sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Account loses the right to receive principal and interest paid on the securities sold. However, the Account would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of an Account compared with what such performance would have been without the use of mortgage rolls. An Account will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Investment Management’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some Accounts treat mortgage rolls as a financing transaction.

LENDING OF SECURITIES

          Subject to the Accounts’ investment restriction relating to loans of portfolio securities, an Account may lend its securities to brokers and dealers that are not affiliated with CREF, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is will be maintained in amounts equal to at least 102% of the current market value of outstanding the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below

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100% of the market value of the loaned securities), as reviewed daily. The Account lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. CREF may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. An Account may pay reasonable fees to persons unaffiliated with the Account for services or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

          The Accounts can use repurchase agreements to manage cash balances. In a repurchase agreement, we would buy an underlying debt instrument on condition that the seller commits to buy it back at a fixed time and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks.

          Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account’s seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Accounts will enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in United States Government securities, or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by CREF and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, banker’s acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Account may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account would look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Account; in such event the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

CURRENCY TRANSACTIONS

          The value of the Accounts’ assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Accounts may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Accounts (except for the Money Market Account) may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let us “lock in” exchange rates when buying or selling foreign securities. The Accounts will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, the Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Accounts may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-

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hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Accounts may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that CREF will have flexibility to roll over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder. There is no express limitation on the percentage of an Account’s assets that may be committed to foreign currency exchange contracts. The Accounts will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where the Account would be obligated to deliver an amount of foreign currency in excess of the value of the Account’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Account’s investment adviser believes will correlate closely to the currency’s price movements. The Accounts generally will not enter into forward contracts with terms longer than one year.

SWAP TRANSACTIONS

          The Accounts (other than the Money Market Account) may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping”a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into swap transactions, an Account may be able to protect the value of a portion of its portfolio against declines in market value. An Account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While an Account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, CREF would be limited to contractual remedies under the swap agreement. There can be no assurance that CREF will succeed when pursuing its contractual remedies. To minimize an Account’s exposure in the event of default, the Accounts will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account’s custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. (See “Segregated Accounts” below.)

          Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments previously described.

          To the extent that there is an imperfect correlation between the return an Account is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. An Account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Accounts to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, an Account’s portfolio.

SEGREGATED ACCOUNTS

          In connection with when issued securities, firm commitments, forward purchases of foreign currencies and certain other transactions in which CREF incurs an obligation to make payments in the future, CREF may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of assets such as cash, United States Government securities or other appropriate securities as may be permitted by law.

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SPECIAL CONSIDERATIONS AFFECTING FOREIGN INVESTMENTS

          As described more fully in the Prospectus, certain Accounts may invest in foreign securities including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          On December 31, 2006, foreign investments (including securities held as collateral for stock lending) represented the following percentages of market value for each Account:

Stock Account	Global Equities Account	Growth Account	Equity Index Account	Bond Market Account	Inflation- Linked Bond Account	Social Choice Account	Money Market Account

23.30%	53.30%	5.65%	0.00%	4.96%	0.08%	1.39%	14.30%

          To meet an Account’s investment objective, the Investment Committee can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF’s charter.

          General

          Since foreign companies may not be subject to accounting, auditing, financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

          Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Account generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by an Account in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Account’s portfolio and the Account’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Account has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Accounts endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Account to make intended security purchases due to settlement problems could cause the Account to miss attractive investment opportunities. Losses to the Account due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Account’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Account’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Account.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Account’s investments in those countries. The economies of some countries differ unfavorably from the United States’ economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions

          Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries and increase the cost and expenses of Accounts investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Accounts invest. In addition, the repatriation (i.e., remitting back to the U.S.) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes

          The dividends and interest payable on certain of the Accounts’ foreign portfolio securities may be subject to foreign

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withholding taxes, thus reducing the net amount of income available for distribution to the Accounts’ shareholders.

          Emerging Markets

          Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Account’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Account may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

          The repatriation of investment income, capital and proceeds of sales described above are also relevant to investments in companies domiciled in emerging market countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada

          The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada and Mexico through the NAFTA Agreement will likely make the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

          Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investments in Europe

          The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 13 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 13 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization, privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Twelve disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU

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continues to enlarge eastward, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investments in Eastern Europe

          Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Accounts’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Latin America

          The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s recent bankruptcy and the spreading financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investments in Japan

          Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt

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to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yendenominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly over-valued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefore, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Over the last few years, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan’s economic recovery, which set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy starts to grow again, they are achieving improved profitability and earnings growth.

          Investments in Asia other than Japan

          The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts

          Certain Accounts can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs”). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Account acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Account would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Account will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD’s national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

          CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

          The Accounts may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in an Account’s portfolio.

          The Accounts can invest up to 10% of their total assets in repurchase agreements and other illiquid securities that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities and it may be difficult for the Account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

B-18  |   Statement of Additional Information   College Retirement Equities Fund

PORTFOLIO TURNOVER

          The transactions engaged in by the Accounts are reflected in the Accounts’ portfolio turnover rates. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account’s participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or Account operations make a sale advisable. The Accounts have no fixed policy with respect to portfolio turnover. For the year ended December 31, 2006, the portfolio turnover rate of some of the CREF Accounts changed significantly from portfolio turnover rates in 2005 as a result of a variety of factors. For example, the portfolio turnover rate of the Growth Account increased to 109.28% for 2006, as compared with 87.32% for the same period in 2005, as a result of repositioning of the Account’s portfolio by a new portfolio manager assigned to the Account. The Social Choice Account’s portfolio turnover rate decreased to 83.53% for 2006, as compared with 96.97% for the same period in 2005, primarily because the Account made an adjustment to its trigger point for rebalancing, which enabled it to better control turnover. The Account also decreased the level of its mortgage dollar roll (“MDR”) positions. MDRs are sold and repurchased every month which contributes to higher turnover rates. Similarly, the Bond Market Account’s portfolio turnover rate decreased to 218.63% for 2006, as compared with 275.27% for the same period in 2005, primarily because it reduced the level of its MDR positions. The portfolio turnover rates of the other Accounts did not change sig-nificantly from 2005 to 2006.

          No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

          Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

VALUATION OF ASSETS

          The assets of each Account are valued as of the close of each valuation day.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported.

          Such an equity security may also be valued at fair value as determined in good faith by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time an Account’s net asset value is calculated.

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Accounts. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when an Account’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Board of Trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

          We value debt securities (excluding money market instruments) for which market quotations are readily available based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). We derive these values utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security’s fair value. We value money market instruments (other than those in the Money Market Account) with maturities of one year or less in the same manner as debt securities, or derive them from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. All debt securities may also be valued at fair value as determined in good faith by the Board of Trustees.

THE MONEY MARKET ACCOUNT

          Except as set forth above, money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type) obtained from either one or more of the major market-makers or from one or more of the financial information services for the securities to be valued. Short-term money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis; provided, however, that if the valuation determined using the amortized cost method for such securities is materially different from the actual market value, then such short-term money market instruments will be valued at market value. Under the amortized cost method of valuation, the security

College Retirement Equities Fund   Statement of Additional Information  |   B-19

is initially valued at cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by any of the Accounts are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Accounts’ net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when an Account writes a call option, the amount of the premium is included in the Account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from an Account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Board of Trustees and in accordance with the responsibilities of the Board as a whole. For more information about fair value pricing procedures, see “How We Value Assets” in the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures governing the disclosure by CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), the investment adviser for CREF, of CREF’s portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all CREF shareholders. As a threshold matter, except as described below, CREF and Investment Management will not disclose CREF’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. CREF will disclose its portfolio holdings to all third parties who request it after that period. In addition, CREF and Investment Management may disclose the ten largest holdings of any CREF Account to third parties ten days after the end of the calendar month.

          CREF and Investment Management may disclose CREF’s portfolio holdings to third parties outside the time restrictions described above as follows:

•

CREF’s holdings in any particular security can be made available to stock exchanges or regulators, and CREF’s holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Investment Management’s Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

•	CREF’s portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement in which the organization agrees not to trade on the information.

•

CREF’s portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of CREF’s portfolio holding information to that third party is:

	•	approved by an individual holding the title of Executive Vice President or above;

	•	approved by an individual holding the title of Chief Counsel or above; and

	•	subject to a written confidentiality agreement in which the third party agrees not to trade on the information.

          On an annual basis, the Boards of CREF and of Investment Management will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

          Currently, CREF has ongoing arrangements to disclose, in accordance with the time restrictions and all other provisions of its portfolio holdings disclosure policy, the portfolio holdings of the accounts to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Russell/Mellon Analytical Services; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.; The Thomson Corporation; and Bloomberg L.P. Each of these entities receives portfolio holdings information on a quarterly basis at least 30 days after the end of the most recent calendar month. No compensation was received by CREF, Investment Management or their affiliates as part of these arrangements to disclose portfolio holdings of CREF.

          In addition, occasionally CREF and Investment Management disclose to certain broker-dealers an Account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining CREF’s portfolio management and trading strategies. These disclosures are done in accordance with CREF’s portfolio holdings disclosure policy.

          CREF sends summaries of its portfolio holdings to shareholders semi-annually as part of CREF’s annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and

B-20  |  Statement of Additional Information   College Retirement Equities Fund

can be accessed from the SEC’s website at www.sec.gov, approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to CREF’s policy as stated above, by writing to us at CREF, P.O. Box 4674, New York, NY 10164.

MANAGEMENT

CREF TRUSTEES AND OFFICERS

          The following table includes certain information about CREF trustees and officers including positions held with CREF, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested trustees and the second table includes information about CREF’s officers. CREF has no interested trustees.

College Retirement Equities Fund   Statement of Additional Information  |   B-21

Management of the Accounts   |   Trustees and officers of CREF

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	One-year term. Trustee since 2006.	Retired. Partner (1990-2005) and Head of Global Product Management (2003-2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	55

Director and member of the Investment Committee, the Maine Coast Heritage Trust and the Boston Athenaeum; Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.

Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	One-year term. Trustee since 2005.	President, and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	55	None

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	One-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), and Vice Dean for Budget (2003- 2006) and on the faculty (since 1989) of Harvard Law School.	55	None

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Chairman of the Board, Trustee	One-year term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates Investment Committee of the (1997-6/2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997).	55	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	One-year term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001); and Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	55

Director, J Sainsbury plc (food retailer), Prudential plc, Scottish & Newcastle plc (brewer), International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	One-year term. Trustee since 2006.	Head (since 2006) and Associate Head (1994-2000 and 2001-2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996); and Program Director, National Bureau of Economic Research (since 1990).	55	The Jeffrey Company (unregistered investment company).

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	One-year term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	55	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

B-22  |  Statement of Additional Information   College Retirement Equities Fund

Management of the Accounts   |   Trustees and officers of CREF

DISINTERESTED TRUSTEES—continued

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	One-year term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research, University of Texas at Austin (2001-2002); Associate Director for Research, the Center for International Business Education and Research, University of Texas at Austin (2000-2003); and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

				55	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/2/43	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA (since 2002); and President and Chief ExecutiveOfficer of CREF and TIAA Separate Account VA-1. Formerly, President and Chief Executive Officer of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (2002-2007); President and Chief Executive Officer of Alliance for LifeLong Learning, Inc. (2000-2002); and President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc. (1997-1999).

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/28/49	Vice President and Treasurer	One-year term. Vice President since 2004.

Vice President and Treasurer of TIAA, CREF and TIAA Separate Account VA-1 (since 2004), Vice President (since 2004) and Treasurer (2004-2/2007) of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds. Formerly, Second Vice President and Associate Treasurer TIAA-CREF Life of Teachers (1998-2003) Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. “TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA- CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	Executive Vice President and Head of Asset Management	One-year term. Executive Vice President since 1998 and Head of Asset Management since 2006.

Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1. President and Principal Executive Officer of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2/2007). Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006) and CREF, TIAA Separate Account VA-1, TIAA-CREF Instutitutional Mutual Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (2003-2006); and Executive Vice President and Head of Asset Management of the TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (2006-2007).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/7/49	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 1999).

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/20/57	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).

College Retirement Equities Fund   Statement of Additional Information  |  B-23

Management of the Accounts  |  Trustees and officers of CREF

OFFICERS—continued

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/17/53	Executive Vice President and General Counsel	One-year term. Executive Vice President and General Counsel since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/8/56	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999–2003); and Head and Deputy Head of Global Market Risk Management, Putnam Investments (1997-1999).

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/4/57	Executive Vice President	One-year term. Executive Vice President since 2001.

Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services (since 2003). Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003–2005); Director of TPIS, Tuition Financing and TIAA-CREF Life (2003-2006); Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly Director, TIAA-CREF Life (2003-2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).

Eric C. Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 7/31/48	Vice President and Acting Chief Compliance Officer	One-year term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex (since 2005). Vice President of Investment Management and Advisors (since 2006). Formerly, Acting Chief Compliance Officer of Tuition Financing and Chief Compliance Officer, Advisors and Services (2005-2006); Vice President and Compliance Officer of TIAA (2004–2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private Banking Division, Comerica Incorporated (2001–2004); and Manager of Compliance and Regulatory Affairs, Investment Bank Division, Comerica Incorporated (1993–2001).

Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/25/56	Executive Vice President and Officer	One-year term. Executive Vice Chief Financial Officer since 2006.

Executive Vice President and Chief Financial Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2006). Manager and Executive Vice President of Investment Management, Director and Executive Vice President of Advisors. Formerly, Executive Vice President and Chief Financial Officer of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (2006-2/2007); Executive Vice President, Finance, Golden West Financial Corporation (2002-2006); and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999-2002).

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2001.

Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and the TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly, Senior Vice President, Pension Products (2003–2006), Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

         Equity Ownership of CREF Trustees

          The following chart includes information relating to equity securities beneficially owned by CREF Trustees in CREF and in all registered investment companies in the same “family of investment companies” as CREF as of December 31, 2006. At that time, CREF’s family of investment companies included CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds), TIAA-CREF Life Funds and TIAA Separate Account VA-1. The TIAA-CREF Mutual Funds subsequently merged into the TIAA-CREF Institutional Mutual Funds as of April 20, 2007.

B-24  |  Statement of Additional Information  College Retirement Equities Fund

Management of the Accounts  |  Trustees and officers of CREF

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in CREF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley*	Money Market Account – $1 – $10,000 Bond Market Account – $10,001 – $50,000 Growth Account – $10,001 – $50,000	$50,001—$100,000

Eugene Flood, Jr.	None	Over $100,000

Howell E. Jackson	Stock Account – Over $100,000 Bond Market Account – $10,001 – $50,000 Equity Index Account – $10,001 – $50,000 Social Choice Account – $10,001 – $50,000 Global Equities Account – $50,001 – $100,000	Over $100,000

Nancy L. Jacob	Stock Account – Over $100,000	Over $100,000

Bridget A. Macaskill	None	Over $100,000

James M. Poterba†	Stock Account – Over $100,000 Global Equities Account – $50,001 – $100,000 Equity Index Account – $10,000 – $50,000	Over $100,000

Maceo K. Sloan	Stock Account – Over $100,000 Social Choice Account – $1 – $10,000 Global Equities Account – $10,001 – $50,000 Growth Account – $1 – $10,000 Equity Index Account – $10,001 – $50,000	Over $100,000

Laura T. Starks‡	Stock Account – Over $100,000 Money Market Account – $50,001 – $100,000	Over $100,000

*	Mr. Berkley was appointed to the Board of Trustees effective September 19, 2006.

†	Prof. Poterba was appointed to the Board of Trustees effective April 3, 2006.

‡	Dr. Starks was appointed to the Board of Trustees effective July 18, 2006.

CREF TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation received from CREF and the TIAA-CREF Fund complex by each non-officer trustee for the year ended December 31, 2006. CREF’s officers receive no compensation from any fund in the TIAA-CREF Fund complex. For purposes of the chart, the TIAA-CREF Fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Mutual Funds, each a registered investment company. However, the TIAA-CREF Mutual Funds merged into the TIAA-CREF Institutional Mutual Funds as of April 20, 2007.

DISINTERESTED TRUSTEES

Name	Compensation From CREF	Long Term Performance Compensation Contribution As Part of CREF Expenses	Total Compensation From TIAA-CREF Fund Complex

Forrest Berkley(1)	$42,338.20	$34,590.04	$83,400.00
Willard T. Carleton(3)	$79,574.43	$51,983.15	$142,350.00
Eugene Flood, Jr.	$108,076.03	$69,278.17	$192,000.00
Howell E. Jackson	$99,379.67	$69,278.17	$182,600.00
Nancy L. Jacob	$151,297.01	$69,278.17	$238,800.00
Bevis Longstreth(2) (3)	$81,387.89	$51,983.15	$144,300.00
Bridget A. Macaskill	$91,074.87	$69,278.17	$173,600.00
James M. Poterba(2) (4)	$89,302.69	$51,918.26	$153,000.00
Maceo K. Sloan(2)	$108,606.45	$69,278.17	$192,600.00
Laura T. Starks(5)	$52,317.01	$34,600.87	$94,200.00
Ahmed H. Zewail(2) (3)	$46,151.77	$51,983.15	$106,200.00

(1)	Mr. Berkley was appointed as a trustee effective September 19, 2006.

(2)

This compensation, or a portion of it, was not actually paid based on the prior election of the trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $1,040,265.09, earned across the fund complex has been deferred for prior years’ service, including interest through December 31, 2006, for all current trustees who had elected to defer their compensation.

(3)	These are former trustees.

(4)	Prof. Poterba was appointed as a trustee effective April 3, 2006.

(5)	Dr. Starks was appointed as a trustee effective July 18, 2006.

          The Board has approved trustee compensation at the following rates effective January 1, 2007: an annual retainer of $50,000; a Board and committee meeting fee of $2,500; an annual long-term compensation contribution of $75,000; a committee chair fee of $10,000 ($15,000 for the Chairs of the Operations and the Audit and Compliance Committees); a Board chair fee of $25,000; and an Operations and Audit and Compliance Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the needs to attract and retain well-qualified Board members.

College Retirement Equities Fund  Statement of Additional Information  |   B-25

          CREF has a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to CREF and TIAA annuity accounts chosen by the trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

          Board Committees

          The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations:

(1)

An Audit and Compliance Committee (formerly called the “Audit Committee”), consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for financial and operational reporting, internal control and compliance with laws, regulations and ethics. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Accounts’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal written charter that is available upon request. During the fiscal year ended December 31, 2006, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkley, Ms. Macaskill and Prof. Poterba. Mr. Sloan has been designated as the audit committee financial expert.

(2)

An Investment Committee (formerly called the “Finance Committee”), which assists the Board in fulfilling its oversight responsibilities for the management of the CREF Accounts’ investments subject to appropriate oversight by the full Board of Trustees. During the fiscal year ended December 31, 2006, the Investment Committee held four meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the CREF Accounts and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2006, the Corporate Governance and Social Responsibility Committee held ten meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, which generally is vested with full board powers between Board meetings on matters not specifically addressed by the full Board. During the fiscal year ended December 31, 2006, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Dr. Jacob (chair), Dr. Flood, Prof. Jackson, Prof. Poterba and Mr. Sloan.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain CREF officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended December 31, 2006, the Nominating and Governance Committee held eight meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood and Mr. Sloan.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the CREF Accounts, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. This Committee was formed in July 2006 and held four meetings in the fiscal year ended December 31, 2006. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Dr. Jacob and Dr. Starks.

          Participants can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of CREF, 730 Third Avenue, New York, New York 10017-3206. Participants can also recommend nominees when casting votes for CREF’s annual meeting by writing in the name of the individual in the space provided on the CREF proxy card or, if voting through the Internet, noting their recommended nominee in the “comments” section.

PROXY VOTING POLICIES

          CREF has adopted policies and procedures to govern its voting of proxies of portfolio companies. CREF seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

          As a general matter, the Board of Trustees has delegated to Investment Management responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

          Investment Management has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate gov-

B-26  |   Statement of Additional Information   College Retirement Equities Fund

ernance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of CREF’s shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Investment Management seeks guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Account, we have adopted special proxy voting policies for the Account. We will vote the shares of the companies held in the Social Choice Account consistent with the social criteria (or screens) considered by the Account in selecting companies for inclusion in its portfolio. In cases where we are asked to vote on social matters that are not covered under the Account’s screens, we will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance and Social Responsibility.

          CREF believes there are no material conflicts of interest that interfere with its voting decisions. There may be rare instances in which a trustee or senior executive of CREF, Investment Management or Investment Management’s affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

          A report of proxies voted for CREF is made quarterly to CREF’s Board and/or the Corporate Governance and Social Responsibility Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

          A record of all proxy votes cast for the most recent 12-month period ended June 30, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND RELATED SERVICES

          Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of Investment Management. Investment Management is a nonprofit subsidiary of TIAA, CREF’s companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940. Investment Management manages the investment and reinvestment of the assets of each Account, subject to the direction and control of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. The advisory personnel of Investment Management perform all research, make recommendations, and place orders for the purchase and sale of securities. Investment Management also provides for all portfolio accounting, custodial and related services for the assets of each Account.

          The total dollar amounts of expenses for the Stock Account attributable to investment advisory services during 2006, 2005 and 2004 were $138,716,565, $137,028,642 and $123,382,941, respectively. During 2006, 2005 and 2004, the total dollar amounts of investment advisory expenses for the Global Equities Account were $21,999,529, $18,914,242 and $15,581,878, respectively. During 2006, 2005 and 2004, the total dollar amounts of investment advisory expenses for the Growth Account were $16,794,555, $18,306,371 and $17,936,489, respectively. During 2006, 2005 and 2004, the total dollar amounts of investment advisory expenses for the Equity Index Account were $5,946,157, $7,158,618 and $5,777,119, respectively. During 2006, 2005 and 2004, the total dollar amounts of investment advisory expenses for the Bond Market Account were $6,549,725, $6,372,743 and $5,675,126, respectively. During 2006, 2005 and 2004, the total dollar amounts of investment advisory expenses for the Inflation-Linked Bond Account were $4,091,916, $4,049,790 and $3,055,269, respectively. During 2006, 2005 and 2004, the total dollar amounts of investment advisory expenses for the Social Choice Account were $6,302,853, $6,609,836 and $5,298,073, respectively. During 2006, 2005 and 2004, the total dollar amounts of investment advisory expenses for the Money Market Account were $5,246,860, $4,806,865 and $4,481,424, respectively.

PERSONAL TRADING POLICY

          CREF and Services have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Investment Management has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Accounts, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review. These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room, call 1-202-551-8090 for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

INFORMATION ABOUT THE ACCOUNTS’ PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Fixed-income portfolio management team members are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

College Retirement Equities Fund  Statement of Additional Information  |   B-27

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the Prospectus, such as other accounts managed by them (including registered investment companies and registered and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Accounts they manage, as of December 31, 2006 (except as otherwise indicated). The TIAA-CREF Mutual Funds were merged into the TIAA-CREF Institutional Mutual Funds as of April 20, 2007. Therefore, for certain portfolio managers under the heading “Number of Other Accounts Managed,” the following table presents revised numbers of registered investment companies that such portfolio managers manage post-merger. These revised numbers are indicated by parentheses in the table.

B-28  |   Statement of Additional Information   College Retirement Equities Fund

STOCK ACCOUNT

	Number of Other Accounts Managed			Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

Hans L. Erickson, CFA	9	(8)	0	$132,098	$0	Over $1,000,000
Thomas M. Franks, CFA*	3		2	$147,574	$115	$50,001-$100,000
William Riegel, CFA*	2		1	$131,347	$96	$500,001-$1,000,000

GLOBAL EQUITIES ACCOUNT

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

Thomas M. Franks, CFA*	3	2	$147,574	$115	$50,001-$100,000
Athanasios (Tom) Kolefas, CFA	3	2	$16,996	$61	$0
Alexander Lee Muromcew	0	0	$15,674	$0	$1-$10,000
John N. Tribolet	0	0	$15,674	$0	$0

GROWTH ACCOUNT

	Number of Other Accounts Managed			Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

Susan Hirsch	4	(3)	1	$12,684	$23	$10,001-$50,000
Gregory B. Luttrell, CFA	5	(4)	2	$12,965	$50	$100,001-$500,000

EQUITY INDEX ACCOUNT

	Number of Other Accounts Managed			Total Assets In Accounts Managed(millions)

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

Philip James (Jim) Campagna, CFA	18	(16)	0	$25,586	$0	$1-$10,000
Anne Sapp, CFA	18	(16)	0	$25,586	$0	$10,001-$50,000

BOND MARKET ACCOUNT

	Number of Other Accounts Managed			Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

John M. Cerra	6	(4)	2	$8,538	$169	$10,001-$50,000
Richard W. Cheng	6	(4)	1	$8,538	$55	$10,001-$50,000
Stephen Liberatore, CFA	7	(5)	1	$17,271	$55	$0
Steven Raab, CFA	6	(4)	1	$8,538	$55	$10,001-$50,000

INFLATION-LINKED BOND ACCOUNT

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

Steve I. Traum	1	0	$4,227	$ 0	$ 0

* The information is presented as of May 1, 2007.

College Retirement Equities Fund  Statement of Additional Information  |  B-29

SOCIAL CHOICE ACCOUNT

	Number of Other Accounts Managed			Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

Philip James (Jim) Campagna, CFA	18	(16)	0	$25,586	$0	$0
Stephen Liberatore, CFA	7	(5)	1	$17,271	$55	$10,001-$50,000
Anne Sapp, CFA	18	(16)	0	$25,586	$0	$1-$10,000

MONEY MARKET ACCOUNT

	Number of Other Accounts Managed			Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

Michael F. Ferraro, CFA	3	(2)	0	$10,755	$ 0	$50,001-$100,000

* The information is presented as of May 1, 2007.

POTENTIAL CONFLICTS OF INTEREST OF INVESTMENT MANAGEMENT AND PORTFOLIO MANAGERS

          Portfolio managers of the Accounts may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Investment Management has put in place policies and procedures designed to mitigate any such conflicts. These policies and procedures include the following:

          Aggregation and Allocation of Transactions. Investment Management may, on occasion, aggregate or “bunch” orders of the Accounts and orders of its affiliated investment adviser, Teachers Advisors, Inc., in each case consistent with Investment Management’s policy to seek best execution for all orders. Investment Management may also, on occasion, aggregate or “bunch” orders of TIAA pursuant to Investment Management’s aggregation and allocation of orders policies. Investment Management has adopted procedures to ensure that the Accounts are afforded equal opportunity with clients of its affiliates to receive investment allocations and that such allocations are provided to the Accounts and clients of its affiliates in a manner that is consistent with Investment Management’s fiduciary obligations.

          Research. Investment Management allocates brokerage commissions to brokers who provide execution and research services for the Accounts and some or all of Investment Management’s other clients. Such research services may not always be utilized in connection with the Accounts or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

          IPO allocation. Investment Management has adopted procedures to ensure that it allocates initial public offerings to the Accounts and Investment Management’s other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Investment Management for managing the Accounts, as well as its other clients, is based on a percentage of assets under management. Investment Management is not paid performance-based fees for its management of the Accounts or any other client accounts. Investment Management’s compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not others.

CUSTODY OF PORTFOLIO

          The custodians for the assets of the Accounts are as follows:

          Stock, Global Equities, Growth and Equity Index Accounts. State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02110-2900, acts as the custodian for all of the domestic assets of each of these Accounts. JPMorgan Chase Bank, 1 Chase Manhattan Plaza, 19th Floor, New York, New York 10015, is responsible for the custody of all foreign securities and other foreign assets, including certain Japanese securities held through subcustodial arrangements. These securities are held in foreign branches of JPMorgan Chase Bank or in the subcustody of either foreign banks or trust companies that are members of JPMorgan Chase Bank’s global custody network or foreign depositories used by such members.

          Bond Market, Money Market and Inflation-Linked Bond Accounts. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for all assets of the Bond Market Account.

          Social Choice Account. The Bank of New York acts as the custodian for the bonds and money market instruments held by the Social Choice Account. State Street Bank and Trust Company acts as the custodian for the equities held by the Social Choice Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm of CREF and has audited CREF’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2006. For fiscal years prior to 2005, a different accounting firm served as the independent registered public accounting firm for CREF.

BROKERAGE ALLOCATION

          Investment Management is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the commission rate paid.

B-30  |   Statement of Additional Information  College Retirement Equities Fund

It is Investment Management’s intention to place brokerage orders with the objective of obtaining the best price, execution and available-research and other data. When purchasing or selling securities traded on the over-the-counter market, Investment Management generally will execute the transaction with a broker engaged in making a market for such securities. When Investment Management deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Investment Management deems the purchase or sale of a security to be in the best interests of an account, its personnel also may, consistent with their fiduciary obligations, decide to buy or sell a security for that account at the same time as for (i) TIAA Separate Account VA-1, TIAA-CREF Life Funds or TIAA-CREF Institutional Mutual Funds, which they may also be managing on behalf of Teachers Advisors, Inc., an investment adviser also affiliated with TIAA, or (ii) any other investment company or account whose assets Investment Management may be managing. In those events, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Investment Management to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts. Currently, some foreign brokerage commissions are fixed under the local law and practice. There is, however, an ongoing trend to adopt a new system of negotiated commissions in many countries.

          Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker, charging a proportional or fixed fee.

          Investment Management may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Investment Management will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Investment Management to the CREF Accounts or other clients. In reaching this determination, Investment Management will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2006. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Account	Aggregate $ Amount of Commissions Paid to Firms that Provided Research Services

Equity Index Account	$61,060
Global Equities Account	$43,731,064
Growth Account	$27,129,545
Social Choice Account	$38,562
Stock Account	$71,430,078

          Research or services obtained for one Account may be used by Investment Management in managing another Account or in managing other investment company accounts or funds. The research or services obtained may also be used by Advisors in managing its investment company clients. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Investment Management’s fiduciary duty to CREF.

          The aggregate amount of brokerage commissions paid by the Stock Account during 2006, 2005 and 2004 was $84.3 million, $74.2 million and $68.4 million, respectively. The aggregate amount of brokerage commissions paid by the Global Equities Account in 2006, 2005 and 2004 was $40.9 million, $18.0 million and $6.3 million, respectively. The aggregate amount of brokerage commissions paid by the Growth Account in 2006, 2005 and 2004 was $27.8 million, $19.6 million and $12.6 million, respectively. The aggregate amount of brokerage commissions paid by the Equity Index Account in 2006, 2005 and 2004 was $210,811, $315,430 and $210,628, respectively. The aggregate amount of brokerage commissions paid by the Social Choice Account in 2006, 2005 and 2004 was $77,578, $161,515 and $107,325, respectively. No brokerage commissions were paid by the Money Market Account, the Bond Market Account or the Inflation-Linked Bond Account during 2006, 2005 or 2004.

          The increase in brokerage commissions for the Stock Account from 2005 to 2006 was primarily the result of a significant number of new active managers that were added to the Stock Account in 2006. As a result, the amount of money that is actively managed within the Account increased, which in turn resulted in higher trading commissions. The decrease in brokerage commissions for the Equity Index Account from 2005 to 2006 was primarily the result of reduced commission rates. These reduced rates were the result of a greater percentage of shares being traded as a program, coupled with the fact that commissions on those program trades were reduced. The decrease in brokerage commissions for the Social Choice Account from 2005 to 2006 was primarily the result of a decrease in the portfolio turnover for the Account. This decrease was the result of an adjustment made to the Account’s trigger point for rebalancing, which enabled the Account to better control turnover. The increase in brokerage commissions for the Growth Account from 2005 to 2006 was the result of the addition of a second portfolio manager who employs an investment strategy that involves higher portfolio turnover. The increase in brokerage commissions for the Global Equities Account from 2005 to 2006 was the result of the addition of two new active portfolio managers and a corresponding reduction in the proportion of the Account that is indexed.

          During 2006 the CREF Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securi-

College Retirement Equities Fund  Statement of Additional Information  |  B-31

ties related activities. These entities and the value of the securities of these entities held by the Accounts as of December 31, 2006 are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Account	Broker	Parent	Holdings at 12/31/06 (US$)

Stock Account	Bank of America Corp.	Bank of America Corp.	$1,600,969,000

	Barclays Capital	Barclays Bank PLC	$202,745,000

	Bear Stearns & Co.	Bear Stearns & Co.	$182,036,000

	Citigroup, Global Markets Inc.	Citigroup Inc.	$1,652,579,000

	Deutsche Bank Alex Brown	Deutsche Bank AG	$120,869,000

	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$429,292,000

	JP Morgan Chase Securities, Inc.	JPMorgan Chase & Co.	$1,139,478,000

	Lehman Brothers, Inc.	Lehman Brothers Holdings, Inc.	$210,427,000

	Merrill Lynch, Pierce, Fenner & Smith	Merrill Lynch & Co. Inc.	$495,169,000

	Morgan Stanley & Co. Inc.	Morgan Stanley	$578,516,000

	UBS Securities LLC	UBS AG	$186,828,000

Global Equities Account	Bank of America Corp.	Bank of America Corp.	$112,072,000

	Barclays Capital	Barclays Bank PLC	$64,524,000

	Bear Stearns & Co.	Bear Stearns & Co.	$71,216,000

	Citigroup, Global Markets Inc.	Citigroup Inc.	$62,264,000

	Deutsche Bank Alex Brown	Deutsche Bank AG	$2,764,000

	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$84,938,000

	JP Morgan Chase Securities, Inc.	JPMorgan Chase & Co.	$43,134,000

	Lehman Brothers, Inc.	Lehman Brothers Holdings, Inc.	$6,109,000

	Merrill Lynch, Pierce, Fenner & Smith	Merrill Lynch & Co. Inc.	$13,618,000

	Morgan Stanley & Co. Inc.	Morgan Stanley	$141,378,000

	UBS Securities LLC	UBS AG	$13,779,000

Growth Account	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$118,873,000

	Merrill Lynch, Pierce, Fenner & Smith	Merrill Lynch & Co. Inc.	$155,834,000

	Morgan Stanley & Co. Inc.	Morgan Stanley	$39,984,000

Equity Index Account	Bank of America Corp.	Bank of America Corp.	$176,585,000

	Bear Stearns & Co.	Bear Stearns & Co.	$14,157,000

	Citigroup, Global Markets Inc.	Citigroup Inc.	$200,606,000

	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$54,916,000

	JP Morgan Chase Securities, Inc.	JPMorgan Chase & Co.	$121,211,000

	Lehman Brothers, Inc.	Lehman Brothers Holdings, Inc.	$300,118,000

	Merrill Lynch, Pierce, Fenner & Smith	Merrill Lynch & Co. Inc.	$61,669,000

	Morgan Stanley & Co. Inc.	Morgan Stanley	$62,971,000

Social Choice Account	Bank of America Corp.	Bank of America Corp.	$89,706,000

	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$48,676,000

          The Bond Market Account, Inflation-Linked Bond Account and Money Market Account did not acquire any securities of their regular broker-dealers based on commissions paid during 2006, 2005 or 2004.

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL:

Account	Broker	Parent	Holdings at 12/31/06 (US$)

Stock Account			$0.00

Global Equities Account			$0.00

Growth Account			$0.00

Equity Index Account			$0.00

Bond Market Account	Bank of America Corp.	Bank of America Corp.	$87,913,000

	Barclays Capital	Barclays Bank PLC	$24,876,000

	Bear Stearns & Co.	Bear Stearns & Co.	$67,054,000

	Citigroup, Global Markets Inc.	Citigroup Inc.	$37,255,000

	CS First Boston Corp.	Credit Suisse Corp.	$114,334,000

	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$24,625,000

	JP Morgan Chase Securities, Inc.	JPMorgan Chase & Co.	$25,379,000

	Lehman Brothers, Inc.	Lehman Brothers Holdings, Inc.	$18,533,000

Inflation-Linked Bond Account	Morgan Stanley & Co. Inc.	Morgan Stanley	$1,592,000

Social Choice Account	Bank of America Corp.	Bank of America Corp.	$57,845,000

	Bear Stearns & Co.	Bear Stearns & Co.	$70,521,000

	Citigroup, Global Markets Inc.	Citigroup Inc.	$10,696,000

	CS First Boston Corp.	Credit Suisse Corp.	$32,476,000

	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$87,013,000

	JP Morgan Chase Securities, Inc.	JPMorgan Chase & Co.	$9,996,000

	Lehman Brothers, Inc.	Lehman Brothers Holdings, Inc.	$90,040,000

	Merrill Lynch, Pierce, Fenner & Smith	Merrill Lynch & Co. Inc.	$76,568,000

	Morgan Stanley & Co. Inc.	Morgan Stanley	$100,581,000

	UBS Securities LLC	UBS AG	$5,972,000

Money Market Account	Barclays Capital	Barclays Bank PLC	$128,462,000

	Citigroup, Global Markets Inc.	Citigroup Inc.	$149,598,000

	Deutsche Bank Alex Brown	Deutsche Bank AG	$89,998,000

	First Tennessee Capital Markets	First Tennessee Inc.	$46,999,000

	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$163,896,000

	JP Morgan Chase Securities, Inc.	JPMorgan Chase & Co.	$49,488,000

	Merrill Lynch, Pierce, Fenner & Smith	Merrill Lynch & Co. Inc.	$29,366,000

	Morgan Stanley & Co. Inc.	Morgan Stanley	$198,548,000

	UBS Securities LLC	UBS AG	$149,308,000

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Accounts have adopted a policy prohibiting the Accounts to compensate brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the Accounts to such brokers or dealers. In addition, Investment Management has instituted policies and procedures so that Investment Management personnel do not violate this policy of the Accounts.

ACCUMULATION UNIT VALUES

          For each Account, accumulation unit values are calculated at the end of each valuation day by multiplying the previous day’s values by the unit change factor for each Account. The unit change factor is calculated as A divided by B, where A and B are defined as:

B-32  |  Statement of Additional Information  College Retirement Equities Fund

A.	The change in value of the Account’s net assets at the close of the current valuation period, less premiums received during the current period.

B.	The value of the Account’s net assets at the end of the previous valuation period, plus the net effect of transactions made by the start of the current period.

ANNUITY PAYMENTS

          The amount of the annuity payments to be paid to a participant or beneficiary (“annuitant”) will depend upon the number and the value of the annuity units payable. The number of annuity units is first determined on the annuity starting date. The amount of the annuity payments will change according to the income change method chosen. Separate annuity units will be maintained in each annuity fund for payments being made under each of the two income change methods.

          Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year—the payment valuation date. Annuity payments change beginning May 1. The change reflects the net investment experience of the chosen Account(s) as well as the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts’ annually revalued annuity fund. (The net investment and mortality experience for the twelve months following the annual revaluation of an Account’s annuity unit value will be reflected in the following year’s value.) All Accounts provide annuity payments.

          Under the monthly income change method, the value of an annuity unit for payments is redetermined on the 20th of each month or on the preceding business day if the 20th is not a business day. Annuity payments change on the following payment due date. This monthly change reflects the net investment experience of the chosen Account(s). The value of the annuity unit is also redetermined at the end of each calendar quarter to reflect the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts’ monthly revalued annuity fund.

          Annuitants can be said to bear the mortality risk under the contract. How much you or your beneficiary receive in annuity payments from any account depends partly on the mortality experience of the annuity fund from which the payments are made. For example, if the people receiving income from an account’s annually revalued annuity fund, as a group, live longer than expected, the amount payable to each will be less than if, as a group, they die sooner than expected. So the “mortality risk” of each Account’s annuity funds falls on those who receive income from it.

          The formulas for calculating the number and value of annuity units payable are set forth below.

CALCULATION OF THE NUMBER OF ANNUITY UNITS PAYABLE

          When a participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income option or method of payment, the number of annuity units payable from an Account is determined by dividing the value of the accumulation in the Account to be applied to provide the annuity payments by the product of the annuity unit value and an annuity factor. The annuity factor is the value as of the annuity starting date of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable and continuing for as long as such annuity units are payable. When, in accordance, with his or her TIAA traditional payout annuity contract, a participant (or beneficiary) transfers the value of annuity payments under that contract to an income option or method of payment payable from CREF, the number of annuity units payable from the account to which the transfer is made is determined in the same manner.

          When the chosen income option or method of payment involves life contingencies, the annuity factor will reflect interest assumed at the effective annual rate of 4% and mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. In these instances, mortality will be based on the then current CREF settlement mortality schedules. CREF reserves the right to change the mortality assumptions from time to time to conform with changes in the mortality experience of CREF annuitants.

          When the income option or method of payment does not involve life contingencies, the annuity factor is calculated with interest assumed at the effective annual rate of 4%.

VALUE OF ANNUITY UNITS

          The value of an annuity unit is defined in terms of a “basic annuity unit” which is established each year, as of March 31, for each income change method in each Account then providing annuity payments.

          The value of the basic annuity unit is determined for each income change method in each Account as A divided by B, where A and B are defined as follows:

A.

The Account’s annuity fund for the income change method as of March 31, reduced by the dollar amount of benefits payable under the income change method on April 1 under pay-out contracts in the Account as of March 31.

B.

The actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out contracts in the Account as of March 31. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the current mortality rates of CREF annuitants.

          For participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund in each Account as of each valuation day. The interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

          For participants under the annual income change method, the value of the annuity unit will remain the same until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the basic

College Retirement Equities Fund  Statement of Additional Information  |  B-33

annuity unit value determined as of such March 31. For participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month.

          When a participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one Account to another, the number of annuity units added to the Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method for the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method for the Account to which the annuity units are being transferred. For transfers on days other than March 31, under the annual payment income change method, the amount of annuity payments will not change following a transfer, until the basic annuity unit values are redetermined on the following March 31. Under the monthly income change method and for all transfers to or from the TIAA traditional annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Switches between the monthly and the annual income change methods will be effective only on March 31.

          The value of annuity units transferred from an Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

A.	The present value of the payments due after the first payment valuation date following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

B.

The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

          The value of annuity units transferred from an Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.

          The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.

MODIFICATION

          CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the New York State Superintendent of Insurance.

PERIODIC REPORTS

          Prior to the time an entire accumulation has been applied to provide annuity payments, a participant will be sent a statement each quarter that sets forth the following:

          (1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the participant’s accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) the amount from each Account applied to begin annuity payments during the quarter.

          CREF also will transmit to participants, at least semiannually, reports showing the financial condition of CREF, and a schedule of investments held in each Account in which they have accumulations.

VOTING RIGHTS

          How many votes a participant can cast on matters that require a vote of participants will be determined separately for each CREF Account. On the record date, you will have one vote per dollar of your assets in each Account’s accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account’s annuity fund.

          Issues that affect all the CREF Accounts in substantially the same way will be voted on by all Participants, without regard to the individual CREF Accounts. Issues that do not affect an Account will not be voted on by the Account. Issues that affect all Accounts, but in which their interests are not substantially the same, will be voted on separately by each Account.

          When we use the phrase “majority of outstanding voting securities” in the Prospectus and in this Statement of Additional Information, we mean the lesser of (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. Depending on what’s being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn’t required to decide a question, we will generally require a quorum of 10% of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict Participant voting rights, we reserve the right to act as permitted.

GENERAL MATTERS

NO ASSIGNMENT OF CONTRACTS

          No assignment, pledge, or transfer of a contract, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA contract to a participant by an employer under a delayed vesting arrangement, may be permitted.

B-34  |  Statement of Additional Information  College Retirement Equities Fund

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

          CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

DISSOLVED INSTITUTIONS

          If your present or past employer dissolves or ceases operation, special rules will apply to your accumulation. For more information, contact us directly (see below).

CONTACTING CREF

          We will not consider any notice, form, request, or payment to have been received by CREF until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017-3206. You can ask questions by calling toll-free 1 800 842-2776 Monday through Friday, 8 a.m. through 11 p.m. ET.

SIGNATURE REQUIREMENTS

          For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.

OVERPAYMENT OF PREMIUMS

          If your employer mistakenly sends more premiums on your behalf than you’re entitled to under your retirement plan or the IRC, we will refund them to your employer as long as we’re requested to do so (in writing) before you start receiving annuity income. Any time there is a question about premium refunds, CREF will rely on information from your employer. If you’ve withdrawn or transferred the amounts involved from your accumulation, we will not refund them.

CLAIMS OF CREDITORS

          Pursuant to CREF’s Charter, as enacted by the New York State Legislature, the rights and benefits accruing to participants or other persons under the contracts generally are exempt from the claims of creditors, subject to any contrary requirements of law.

BENEFITS BASED ON INCORRECT INFORMATION

          If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, appropriate adjustments will be made.

PROOF OF SURVIVAL

          CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.

LEGAL PROCEEDINGS

          CREF is not a party to any legal actions we consider material.

STATE REGULATION

          CREF is subject to regulation by the New York State Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

          CREF must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. CREF’s books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF’s operations is usually conducted periodically by some other states.

          CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.

LEGAL MATTERS

          All matters of applicable state law pertaining to the contracts, including CREF’s right to issue the contracts thereunder, have been passed upon by George W. Madison, Executive Vice President and General Counsel. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

          The financial statements of CREF for the year ended December 31, 2006, incorporated in this SAI by reference, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing. For years prior to 2005, a different accounting firm served as CREF’s independent registered public accounting firm.

FEDERAL INCOME TAXES

403(B) PLANS

          CREF contracts may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities for 2007 cannot exceed the lesser of (a) $45,000; or (b) 100% of your compensation. For 2007, salary reduction contributions of up to $15,500 can be made to your 403(b) retirement plan ($20,500 if you are age 50 or older) and certain long-term employees may make salary reduction contributions of up to $18,500 ($23,500 if you are age 50 or older). Contact your tax adviser for more information.

401(A), 403(A) AND 401(K) PLANS

          CREF RA and GRA contracts and contracts are also used as funding vehicles for 401(a) (including Keogh plans) and 403(a) retirement plans. CREF GRA and GSRA contracts are available

College Retirement Equities Fund  Statement of Additional Information  |  B-35

for 401(k) plans. Employer contributions for 2007 to all current defined contribution plans of the employer meeting the requirements of IRC section 401(a) and 403(a) cannot exceed an annual contribution limit of $45,000 or 100% of compensation, whichever is less. Salary reduction contributions to a 401(k) plan are limited to $15,500 ($20,500 if you are age 50 or older).

457(B) PLANS

          The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2007 is the lesser of $15,500 or 100% of “includable compensation” (as defined by law). Catch up rules allow participants in governmental 457(b) plans, age 50 or older to contribute the lesser of $20,500 or 100% of compensation reduced by the amount of other elective deferrals that the participant made for that year. For non-governmental employers, all investments in a 457(b) plan are owned by the employer and are subject to the claims of the general creditors of the sponsoring employer.

INDIVIDUAL RETIREMENT ANNUITIES

          IRC sections 408 and 408A permit eligible individuals to make direct contributions to Classic and Roth IRAs, respectively. The amount you can contribute to an IRA is currently limited to $4,000 or $5,000 for taxpayers age 50 or older per year. If you contribute to both a Classic IRA and a Roth IRA in the same year, your aggregate limit is $4,000 or $5,000 for taxpayers age 50 or older for the year. The IRC does not limit the amount you can roll over to the Classic or the Roth IRA.

          IRC section 408 permits funds from certain qualified retirement plans or IRAs to be rolled over to the Classic IRA without losing their tax-deferred status. IRC section 408A, however, only permits rollovers from such plans to a Roth IRA from another IRA. This means that in order to move funds held in a retirement plan to a Roth IRA, they must first be rolled over to an IRA, and then to a Roth IRA. Although funds rolled over to a Roth IRA from another IRA are subject to taxation, they may grow on a federal tax favored basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.

          You also must meet certain income level requirements to make contributions to the Roth IRA or, if you or your spouse is an active participant in an employer sponsored retirement plan, to make tax-deductible contributions to the Classic IRA. If you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $156,000 a year, you can make annual contributions of up to $4,000 or $5,000 for taxpayers age 50 or older to a Roth IRA. If you are single and make an adjusted gross income of less than $99,000 a year, you are also eligible to make contributions of up to $4,000 or $5,000 for taxpayers age 50 or older to a Roth IRA. You can contribute a lower amount if you are married and file jointly and your combined adjusted gross income is between $156,000 and $165,999 a year, or if you are single and your adjusted gross income is between $99,000 and $113,999 a year. If you are married filing separately, you cannot make a Roth IRA contribution if your adjusted gross income exceeds $9,999 per year, and the maximum contribution is reduced if your adjusted gross income is between $0 and $9,999. You can convert an existing IRA to a Roth IRA if your adjusted gross income is $100,000 or less. However, you may not convert amounts from an IRA to a Roth IRA if you are a married taxpayer filing separately.

          For 2007, if you are an active participant in an employer-sponsored retirement plan and you are married and file a joint tax return with your spouse and make a combined adjusted gross income of $83,000 or less a year, or you are single and make an adjusted gross income of $52,000 or less a year, you can make tax-deductible contributions of up to $4,000 or $5,000 for taxpayers age 50 or older a year to a Classic IRA. Your tax-deductible amount is less if your adjusted gross income is between $83,000 and $102,999 if you are married and file jointly or if your adjusted gross income is between $52,000 and $61,999 if you are single. Different income-based eligibility rules apply if you are not an active participant in an employer-sponsored retirement plan but you have a spouse who is an active participant in an employer-sponsored retirement plan.

          You can revoke an IRA up to 7 days after you establish it. Contact your tax adviser for more tax information on IRAs.

TAXATION OF ANNUITY BENEFITS

          Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums unless those earnings are on amounts contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn.

WITHHOLDING ON DISTRIBUTIONS

          We must withhold federal tax at the rate of 20% from the taxable part of most plan distributions paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or to a 401(a)/403(a), 403(b) or governmental 457(b) employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20% withholding does not apply to payments from IRAs, hardship withdrawals, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over 10 or more years, distributions of after-tax contributions or minimum distribution payments (“noneligible payments”).

          For the taxable part of noneligible payments, we usually will withhold federal taxes unless you tell us not to. Usually, you have the right to tell us not to withhold federal taxes from your noneligible payments. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still have to deduct taxes. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

EARLY DISTRIBUTIONS

          If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an extra 10% “early distribution” tax on the taxable amount. However, you will not have to pay an early distribution tax on any part of a withdrawal if:

(1)     the distribution is because you are disabled;

B-36  |  Statement of Additional Information  College Retirement Equities Fund

(2)	you separated from your job at or after age 55 and take your withdrawal after that (not applicable to IRAs);

(3)

you begin annuity income consisting of a series of regular substantially equal payments (at least annually) over your lifetime or life expectancy or the joint lives or joint life expectancies of you and your beneficiary;

(4)	you have medical expenses in excess of 7½ percent of your adjusted gross income and the withdrawal is less than or equal to your expenses;

(5)	you are required to make a payment to someone besides yourself under a Qualified Domestic Relations Order (not applicable to IRAs);

(6)	the distribution is made on account of an IRS levy on the retirement plan;

(7)

for IRAs only, you are unemployed and receive unemployment compensation (as set forth in the IRC) and you use the distribution to pay certain health insurance premiums for yourself, your spouse, or your dependents;

(8)

for IRAs only, distributions that do not exceed certain qualified higher education expenses of the individual, the individual’s spouse, or the child or grandchild of the individual or individual’s spouse;

(9)	for IRAs only, distributions to an individual (up to a lifetime maximum of $10,000) for qualified first-time purchases of a principal residence; or

(10)	you are taking a Qualified Reservist Distribution.

          If you die before age 59½, your beneficiary(ies) will not have to pay the early distribution penalty.

          Current federal tax law restricts the availability of cash withdrawals and annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). These restrictions apply with respect to 403(b)(1) annuities only to amounts (and earnings, if any) credited after December 31, 1988. They apply to all amounts under salary reduction agreements to 403(b)(7) and 401(k) plans. These withdrawals and annuity payments are generally available only if you reach age 59½, leave your job, become disabled, or die. If your employer’s plan permits, you may also be able to take a cash withdrawal if you encounter a hardship, as defined by Treasury Regulations, but hardship withdrawals can be from contributions only, generally not investment earnings. In addition, certain 401(k) plans permit distributions of elective deferral amounts upon termination of the plan provided the employer does not establish or maintain a successor defined contribution plan and in other limited circumstances permitted by law. These restrictions do not apply to withdrawals from an IRA. Any part of your accumulation that has been transferred from a custodial account under section 403(b)(7) to a 403(b) annuity will be subject to these restrictions.

MINIMUM DISTRIBUTION REQUIREMENTS AND TAXES

          In most cases, payments must begin from 401(a), 403(a), 403(b) and 457(b) plans by April 1 of the calendar year after the calendar year when you reach age 70½ or, if later, by retirement. Payments from an IRA (other than a Roth IRA) must begin by April 1 of the calendar year after you reach age 70½. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you do not begin distributions on time, you will be subject to a 50% excise tax on the amount you should have received but didn’t.

          Other special distribution and tax rules may apply to 457(b) plans.

DEFERRED COMPENSATION PLANS

          RA and GSRA contracts are also available for deferred compensation plans. Special tax rules apply.

TAX ADVICE

          What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

DIVERSIFICATION REQUIREMENTS

          Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. CREF intends to comply with the diversification requirements under section 817(h). This will affect how we make investments.

OWNER CONTROL

          Under the IRC, you could be considered the owner of the assets used to support your CREF contract. If this happens, you’d have to include income and gains from CREF assets in your gross income. Your contracts are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate accounts assets. The IRS therefore might not rule the same way in your case. CREF reserves the right to change your contract if necessary to help prevent your being considered the owner of CREF’s assets.

ADDITIONAL INFORMATION

          A Registration Statement has been filed with the SEC under the 1933 Act with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

FINANCIAL STATEMENTS

          The audited financial statements for all of the Accounts are incorporated by reference from CREF’s report on Form N-CSR, for the year ended December 31, 2006, which contains the Annual Report to Participants. CREF will furnish you, without charge, another copy of the Annual Report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services, or call 877 -518-9161.

College Retirement Equities Fund  Statement of Additional Information  |  B-37

APPENDIX A
TIAA-CREF POLICY STATEMENT ON
CORPORATE GOVERNANCE

Table of Contents

B-38	I. Introduction: Historical Perspective

B-39	II. Shareholder Rights

B-39	III. Director Elections—Majority Voting

B-40	IV. The Board of Directors

B-40	V. Board Structure and Processes
B-40	A. Board Membership
B-41	B. Board Responsibilities
B-41	C. Board Operation and Organization

B-43	VI. Executive Compensation
B-44	A. Equity-Based Compensation
B-44	B. Perquisites
B-44	C. Supplemental Executive Retirement Plans
B-45	D. Executive Contracts

B-45	VII. TIAA-CREF Corporate Governance Program
B-45	A. Engagement Policy and Practices
B-45	B. Proxy Voting
B-45	C. Influencing Public Policy and Regulation
B-46	D. Divestment

B-46	VIII. International Governance

B-47	IX. Environmental and Social Issues

B-47	X. Securities Lending Policy

B-47	APPENDIX A: Proxy Voting Guidelines
B-48	Guidelines for Board-Related Issues
B-48	Guidelines for Other Governance Issues
B-49	Guidelines for Compensation Issues
B-50	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account, which is screened using the KLD Broad Market Social Index, invests only in companies that meet specified environmental and social criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards

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of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections — Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the

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lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s finan-cial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors” below.) In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

          A. Board Membership

          1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

          The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

          An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

           Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

          2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

          3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

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Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

          4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

          5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

          6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

          7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

          8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

          9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

          B. Board Responsibilities

          1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

          2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

          3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

          The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

          The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

          4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

          C. Board Operation and Organization

          1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

          2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

          3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

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Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

          4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

          5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

          6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

          Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

          Committee Structure. Under existing regulations, boards are required to establish three standing committees — an audit committee, a compensation committee and a nominating/governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

          Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

          Each committee should have the power to hire independent experts and advisors.

          Each committee should report to the full board on the issues and decisions for which it is responsible.

          Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

           •          Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

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•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice.

          The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

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9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.

Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

          A. Equity-Based Compensation

          Oversight of Equity-Based Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

          In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

          B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

          C. Supplemental Executive Retirement Plans

          Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

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2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

          D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

          A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

          B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement (Appendix A), are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

          C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

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6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

          D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. In addition, divestment is not an option in segments of our portfolio that track market indices, as we are required to invest in all companies included in an index. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from actively managed accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

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•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities — acting as responsible owners while maximizing value — can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict — whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF

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Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

          Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

          Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

          Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

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          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

          Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

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          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

          Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

          Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

          Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

          Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to

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the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

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